UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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FLEXSTEEL INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLEXSTEEL INDUSTRIES, INC.
P.O. Box 877
Dubuque, Iowa 52004-0877

October 28, 2013

Office of the Chair of the Board

Dear Shareholder:

You are cordially invited to attend the Annual Shareholders’ Meeting of Flexsteel Industries, Inc. on Monday, December 9, 2013, at 2:00 p.m. We sincerely want you to come, and we welcome this opportunity to meet with those of you who find it convenient to attend.

Time will be provided for shareholder questions regarding the affairs of the Company and for discussion of the business to be considered at the meeting as explained in the notice and proxy statement which follow. Directors and other Company executives expect to be available to talk individually with shareholders after the meeting. Your photo identification is required to enter the building where our meeting is being held and we may request to see some identification to establish that you are a shareholder of the Company before you enter the meeting room.

We have elected to take advantage of the “notice and access” rules of the Securities and Exchange Commission to furnish most of our shareholders with proxy materials over the Internet. These rules allow us to provide you with the information you need, while reducing printing and delivery costs.

Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.

The formal notice of the meeting and proxy statement follow. I hope that after reading them you will sign, date and mail the proxy card, whether you plan to attend in person or not, to assure that your shares will be represented.

Sincerely,

Lynn J. Davis
Chair of the Board

Record Date:	October 14, 2013
Date of Meeting:	December 9, 2013
Time:	2:00 p.m.
Place:	Baker & McKenzie
300 E. Randolph Street, Suite 5000
Chicago, Illinois

IMPORTANT

Whether you own one share or many, each shareholder is urged to vote by Internet or telephone, or, if you received paper copies of our proxy materials, you can also mark, date, sign and promptly mail the accompanying proxy card in the enclosed envelope so that your shares will be represented at the meeting.

FLEXSTEEL INDUSTRIES, INC.
P.O. Box 877
Dubuque, Iowa 52004-0877

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 9, 2013

TO THE SHAREHOLDERS:

The Annual Meeting of Shareholders of Flexsteel Industries, Inc. will be held at Baker & McKenzie, 300 E. Randolph Street, Suite 5000, Chicago, Illinois, on Monday, December 9, 2013 at 2:00 p.m. for the following purposes:

1.	To elect four (4) Class III Directors to serve until the year 2016 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination.
2.	Advisory vote to approve executive compensation.
3.	Advisory vote on the frequency of future advisory votes on executive compensation.
4.	To approve the Cash Incentive Compensation Plan.
5.	To approve the Long-Term Incentive Compensation Plan.
6.	To approve the Omnibus Stock Plan.
7.	To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

October 14, 2013 has been fixed as the record date for the determination of common shareholders entitled to notice of, and to vote at, the meeting. Only holders of record at the close of business on that date will be entitled to vote at the meeting or any adjournments or postponements of the meeting.

Whether or not you plan to attend the meeting, please vote by internet or telephone, or, if you received paper copies of our proxy materials, you can also mark, date, sign and promptly mail the accompanying proxy card in the enclosed envelope so that your shares will be represented at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy E. Hall
Secretary

October 28, 2013

IMPORTANT

Please vote by Internet or telephone, or, if you received paper copies of our proxy materials, you can also mark, date, sign and promptly mail the accompanying proxy card in the enclosed envelope so that your shares will be represented at the meeting.

FLEXSTEEL INDUSTRIES, INC.
P.O. Box 877
Dubuque, Iowa 52004-0877

PROXY STATEMENT
Annual Meeting of Shareholders to be Held December 9, 2013

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement and the accompanying proxy is solicited on behalf of the Board of Directors, referred to as the Board, of Flexsteel Industries, Inc. to be used at the Annual Meeting of Shareholders to be held on Monday, December 9, 2013, and any adjournments or postponements of the meeting, for the purposes set forth in the notice of meeting accompanying this proxy statement. The Company will pay the cost of the solicitation of proxies.

The mailing address of the corporate office and principal executive office of the Company is P.O. Box 877, Dubuque, IA 52004-0877. The approximate date on which this proxy statement and accompanying proxy card are first available to shareholders is October 28, 2013.

Meeting Purposes

At the meeting, shareholders will elect four (4) Class III directors, Jeffrey T. Bertsch, Lynn J. Davis, Eric S. Rangen and Nancy E. Uridil, for three-year terms expiring at the shareholders meeting in 2016. We are also asking shareholders to approve, by advisory vote, the compensation of our named executive officers and the frequency of future advisory votes on executive compensation. We are asking shareholders to approve three incentive compensation plans, the Cash Incentive Compensation Plan, the Long-Term Incentive Compensation Plan and an Omnibus Stock Plan as described later in this proxy statement. We do not expect that any other business, except for routine or procedural matters, will be brought up at the meeting. If any other business is properly brought up at the meeting, the persons named in the enclosed proxy will have authority to vote on it at their discretion.

Proxy Materials Available on Internet

In an effort to reduce the cost of delivering the proxy materials to our shareholders, we are making the materials available to our shareholders on the Internet. On October 28, 2013, we sent shareholders a one-page “Notice of Internet Availability of Proxy Materials,” which included instructions on how to access our proxy materials on the Internet. The proxy materials, consisting of this proxy statement and our fiscal 2013 annual report to shareholders, are available at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote your shares. By making the materials available through the Internet, we expect to reduce our costs, conserve natural resources, and expedite the delivery of the proxy materials. However, if you prefer to receive hard copies of the proxy materials, please follow the instructions included on the Notice of Internet Availability of Proxy Materials.

Voting

Only shareholders of record at the close of business on October 14, 2013, the record date, will be eligible to vote. There is only one class of stock entitled to vote at the meeting, our common stock, $1.00 par value, of which there were 7,178,433 shares outstanding on the record date. A quorum, which is a majority of the outstanding shares, is needed to conduct a meeting. Each share is entitled to one vote for each director position and one vote for each other proposal; cumulative voting is not available. If you received a paper copy of the proxy materials, you may vote your shares by signing and dating each proxy card you received and returning the cards in the enclosed envelope. The proxies will be voted according to your directions on the proxy card. If you return a signed card without specifying your vote, your shares will be voted:

•	FOR the election of Jeffrey T. Bertsch, Lynn J. Davis, Eric S. Rangen and Nancy E. Uridil as Class III Directors (Proposal I),
•	FOR the approval of the compensation of our named executive officers (Proposal II),
•	FOR adoption of the resolution approving a frequency of three years for future non-binding, advisory shareholder votes on compensation of our named executive officers (Proposal III),

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•	FOR approval of the Cash Incentive Compensation Plan (Proposal IV),
•	FOR approval of the Long-Term Incentive Compensation Plan (Proposal V), and
•	FOR approval of the Omnibus Stock Plan (Proposal VI).

If you sign and return your proxy card, your shares will be voted on any other business that properly comes before the meeting as determined by the persons named in the proxy. We urge you to sign, date, and return your proxy card promptly, or vote by telephone or on the Internet (see below), even if you plan to attend the meeting in person. If you do attend in person, you will be able to vote your shares at the meeting even if you previously signed a proxy card or voted by telephone or on the Internet. However, if you hold your shares in street name you must request a legal proxy from your broker or nominee to vote in person at the Annual Meeting.

Telephone and Internet Voting

We encourage you to vote by telephone or on the Internet. If your shares are held in your name, you can vote by telephone or on the Internet by following the instructions on the proxy card or as explained in the Notice of Internet Availability of Proxy Materials. If you are a beneficial holder with your shares held in the name of your broker, bank, or other financial institution, you will receive telephone or Internet voting instructions from the institution.

Shares Held by Broker

If you hold your shares through a broker, bank, or other financial institution, you will receive your proxy materials and voting instructions from the institution. Under New York Stock Exchange rules, your broker, bank, or financial institution will not vote your shares in director elections without your specific instructions. To ensure your vote is counted, you must provide directions to your broker, bank, or financial institution by following its instructions.

Changing Your Vote

If you wish to change your vote, you may do so by submitting a new vote by proxy, telephone, Internet, or in person at the meeting. A later vote will cancel an earlier vote. For example, if you vote by Internet and later vote by telephone, the telephone vote will count, and the Internet vote will be canceled. If you wish to change your vote by mail, you should request a new proxy card from our Secretary at P.O. Box 877, Dubuque, Iowa 52004-0877. Your last vote received before the meeting will be the only one counted. You may also change your vote by voting in person at the meeting. Your vote at the meeting will count and cancel any previous vote.

Vote Required

Votes cast by proxy or in person will be counted by the inspector of election appointed for the meeting who will be present at the meeting. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of the director nominees named in this proxy statement. In determining a quorum, a “WITHHELD” vote will be counted, but will not be voted in favor of the nominee with respect to whom authority has been withheld. The four nominees that receive the highest number of “FOR” votes will be elected.

To be approved, the non-binding advisory proposal to approve the compensation of our named executive officers requires a majority of votes cast on the proposal.

The Board of Directors will consider shareholders to have selected the Say on Frequency that receives the greatest number of votes.

To be approved, the proposals to approve the Cash Incentive Compensation Plan, the Long-Term Incentive Compensation Plan and the Omnibus Stock Plan must receive a majority of the votes cast on the proposals. A broker non-vote is treated as present for purposes of determining a quorum, but will not be counted as shares entitled to vote and will have no effect on the result of the vote.

A proxy voted “ABSTAIN” with respect to Proposal Nos. II, IV, V and VI will not be voted, although it will be considered present and entitled to vote, and thus has the same effect as a negative vote.

While the Board knows of no other matter to be presented at the meeting or any adjournment or postponement of the meeting, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxies.

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Number of Copies Sent to Household

If there are two or more shareholders sharing the same address, we are only sending your household a single copy of our annual report and proxy statement unless you previously withheld your consent to “householding” or instruct us otherwise. Householding saves us the expense of mailing duplicate documents to your home and conserves our natural resources, and we hope that receiving one copy rather than multiple copies is more convenient for you.

However, we will promptly provide additional copies of our 2013 annual report or this proxy statement to the other shareholders in your household if you send a written request to: Office of the Secretary, Flexsteel Industries, Inc., P.O. Box 877, Dubuque, Iowa 52004-0877, or you may call us at 563-585-8276 to request additional copies. Copies of the annual report, proxy statement, and other reports we file with the SEC are also available on our website at http://www.flexsteel.com/about-flexsteel/financials or through the SEC’s website at www.sec.gov.

You may revoke your consent to householding at any time by contacting Broadridge Financial Solutions, Inc., either by calling toll-free 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent, you will be removed from the householding program within 30 days of receipt of your revocation, and each shareholder at your address will then begin receiving individual copies of our disclosure documents.

More Information about Voting Your Shares

Information regarding the proxy process is available from the SEC on its website at: http://www.sec.gov/spotlight/proxymatters.shtml.

PROPOSAL I
ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation permit the election of thirteen Directors. The Board currently consists of twelve persons divided into three classes. At each Annual Meeting the terms of one class of Directors expire and persons are elected to that class for terms of three years or until their respective successors are duly qualified and elected or until their earlier resignation, removal or termination. The Nominating and Compensation Committee believes that, as a group, the nominees below bring a diverse range of backgrounds, experiences and perspectives to the Board’s deliberations.

Set forth below is information with respect to all Board members, including the nominees, their recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a director, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, their period of service as a Flexsteel director and their age as of September 30, 2013

The Board of Directors believes that the directors listed below come from a wide variety of business backgrounds, possess highly ethical standards, uncompromising integrity, operate in the best interest of the shareholders and the majority are independent as defined by the NASDAQ Stock Market listing standards.

The Board has determined that the Board shall consist of 12 members and has nominated, based on the recommendation of the Nominating and Compensation Committee, Jeffrey T. Bertsch, Lynn J. Davis, Eric S. Rangen and Nancy E. Uridil for election as Class III Directors of the Company. All nominees have been previously elected by the shareholders, except for Nancy E. Uridil who was appointed to the Board of Directors on December 6, 2010. The Class III Directors’ next term expires at the 2016 Annual Meeting or upon their respective successors being elected and qualified or until their earlier resignation, removal or termination. It is the intention of the proxies named herein to vote FOR these nominees unless otherwise directed in the proxy.

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DIRECTORS WHOSE TERMS EXPIRE AT THE 2013 ANNUAL MEETING, CLASS III

Jeffrey T. Bertsch Age 58 Director since 1997

Senior Vice President Corporate Services, 1989 to present, Flexsteel Industries, Inc.; Director, American Trust and Savings Bank (an Iowa bank).

Mr. Bertsch brings knowledge of Flexsteel culture and provides insight and perspective on operations, finance, supply-chain management and information technology.

Lynn J. Davis Age 66 Director since 1999

Retired President and Chief Operating Officer, 2005 to 2006, August Technology (a public supplier of inspection equipment for microelectronic industry); Partner, 2002 to 2005, Tate Capital Partners (private investment firm); Corporate President and Chief Operating Officer, 2001, ADC Telecommunications, Inc. (a public supplier of network infrastructure products and services); President of Broadband Connectivity Group, 1992 to 2000, ADC Telecommunications, Inc., Director, Automated Quality Technologies, Inc. (manufacturer of non-contact measurement equipment); Director and Chairman of Compensation Committee, Superconductor Technologies, Inc. (a public manufacturer of high temperature superconducting materials).

Mr. Davis brings a wide range of experience through his service in various management roles and as an independent director. Mr. Davis brings experience in finance, general management, human resources, marketing, sales and manufacturing.

Mr. Davis is the Chair of the Board of Directors and a member of the Audit and Ethics Committee. The Board has determined that he is an “audit committee financial expert” as defined by SEC rules. Mr. Davis has served on the Nominating and Compensation Committee.

Eric S. Rangen Age 56 Director since 2002

Senior Vice President and Chief Accounting Officer, 2006 to present, UnitedHealth Group (a public diversified health and well-being company); Executive Vice President and Chief Financial Officer, 2001 to 2006, Alliant Techsystems Inc. (a public advanced weapons and space systems company); Partner 1994 to 2001, Deloitte & Touche LLP (an accounting firm).

Mr. Rangen brings experience in finance, general management, and human resources.

Mr. Rangen is Chair of the Audit and Ethics Committee. The Board has determined that he is an “audit committee financial expert” as defined by SEC rules. Mr. Rangen has served on the Nominating and Compensation Committee.

Nancy E. Uridil Age 61 Director since 2010

Senior Vice President, 2005 to present, Moen Incorporated (plumbing and accessories for residential and commercial use); Senior Vice President, 2000 to 2005, Estee Lauder Companies (skin care, makeup, fragrance and hair care products); Senior Vice President, 1996 to 2000, Mary Kay, Inc. (cosmetics and direct marketing); Multiple positions from 1974 to 1996, Proctor & Gamble (consumer packaged goods).

Ms. Uridil brings operational expertise in engineering, quality, manufacturing and worldwide distribution and logistics.

Ms. Uridil is a member of the Nominating and Compensation Committee.

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DIRECTORS CONTINUING TO SERVE WHOSE TERMS EXPIRE AT THE 2014 ANNUAL MEETING,
CLASS I

Ronald J. Klosterman Age 65 Director since 2005

Retired Chief Executive Officer, 2006 to 2012; President, 2005 to 2012; Chief Operating Officer, 2005 to 2006; Director of Operations, 2004 to 2005; Executive Vice President and Chief Financial Officer, 1995 to 2005, Flexsteel Industries, Inc.; Director, EDSB (an Iowa bank); non-executive Chairman of the Board of Directors, Unity Point Health (network of hospitals and physicians in Iowa and Illinois).

Mr. Klosterman brings in-depth knowledge of Flexsteel’s business and culture and experience in finance, human resources, operations, manufacturing, and general management.

Thomas M. Levine Age 64 Director since 2010

Independent Management Advisor, 1995 to present; Executive Vice President, 1982 to 1999, Fostin Capital Corp (a venture capital investment management company); Vice President, 1982 to 1994, Foster Industries, Inc. (a private investment company); Partner, 1980 to 1982, Associate, 1974 to 1979, Berkman Ruslander Pohl Lieber & Engel (a corporate law firm).

Mr. Levine brings experience in general management, business and legal matters.

Mr. Levine is a member of the Audit and Ethics Committee. The Board has determined that he is an “audit committee financial expert” as defined by SEC rules.

Robert J. Maricich Age 63 Director since 2010

Chief Executive Officer, May 2011 to present, International Market Centers, L. P. (the world’s largest owner and operator of markets and showrooms for the furniture, home décor and gift industries in High Point, NC and Las Vegas, NV); President and Chief Executive Officer, 2008 to 2011, of the predecessor company, World Market Center Ventures LLC; President and Chief Executive Officer, 2000 to 2007 and Senior Vice President, 1996 to 1999, Century Furniture Industries, Inc. (a furniture manufacturer); President, 1990 to 1996 of two operating companies of LADD Furniture Co., Inc.( a furniture manufacturer).

Mr. Maricich brings experience in engineering, manufacturing, product development, sales and marketing and general management.

Mr. Maricich is a member of the Nominating and Compensation Committee.

Karel K. Czanderna Age 57 Director since 2012

President and Chief Executive Officer, July 2012 to present, Flexsteel Industries, Inc.; Group President of Building Materials, 2008 to 2011, Owens Corning (a global producer of building materials, glass-fiber reinforcements and engineered materials for composite systems); Vice President and General Manager of KitchenAid, Jenn-Air, cooking and refrigeration, 2002 to 2008, Whirlpool Corporation (a manufacturer and marketer of major home appliances); Multiple positions from 1984 to 2002, Eastman Kodak Company (a multinational imaging and photographic equipment, materials and services company).

Ms. Czanderna brings experience in marketing, product development, manufacturing, human resources and general management.

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DIRECTORS CONTINUING TO SERVE WHOSE TERMS EXPIRE AT THE 2015 ANNUAL MEETING,
CLASS II

James R. Richardson Age 69 Director since 1990	Senior Vice President Sales and Marketing, 1994 to present, Flexsteel Industries, Inc. Mr. Richardson brings knowledge of Flexsteel culture, marketing, supply-chain management and human resources.

Patrick M. Crahan Age 65 Director since 1997

Retired Senior Vice President Commercial Seating, 2003 to 2013, Flexsteel Industries, Inc.; Trustee, University of Dubuque; Trustee, Dubuque Racing Association (not-for-profit gaming); Trustee, United Steelworkers Pension Trust Fund under Taft-Hartley Act (2001 to 2013); Director, Dubuque Bank and Trust Company (an Iowa bank).

Mr. Crahan brings knowledge of Flexsteel culture and experience in operations, sales, finance, human resources and general management.

Robert E. Deignan Age 74 Director since 2001

Senior Counsel, Baker & McKenzie LLP (law firm).

Mr. Deignan brings expertise in legal matters and general management.

Mr. Deignan is a member and former Chair of the Nominating and Compensation Committee and has served on the Audit and Ethics Committee.

Mary C. Bottie Age 55 Director since 2003

Retired Vice President, Motorola, Inc. Marketing and General Management (a public integrated communications and embedded electronic solutions company).

Ms. Bottie brings expertise in general management, operations, marketing, sales and human resources.

Ms. Bottie is Chair of the Nominating and Compensation Committee and has served on the Audit and Ethics Committee.

All nominees named above have consented to serve as Directors if elected. In the event that any of the nominees should fail to stand for election, the persons named as proxy in the enclosed form of proxy intend to vote for substitute nominees as may be selected by the Board. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The Board recommends a vote for its Director nominees named in this proxy statement. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.

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PROPOSAL II
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act requires public companies to conduct a separate shareholder advisory vote on executive compensation as disclosed in the Executive Compensation section, including the compensation tables and related narrative of the annual Proxy Statement. While this advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding, the Board and the Nominating and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

We believe it is in our shareholders’ interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. Our guiding compensation principles endeavor to align executive compensation with our strategic objectives and financial performance. We believe that our compensation programs are aligned with our strategic objectives and address evolving concerns in a rapidly changing market. Most importantly, we believe that our executive compensation programs appropriately link pay to performance and are well aligned with the long-term interests of our shareholders. We further believe that our executive compensation principles have resulted in executive compensation decisions that have appropriately recognized executive performance which have benefited the Company and our shareholders and are expected to drive long-term shareholder value. The following list provides the guiding principles of our compensation programs:

•	Attract and retain highly competitive leaders;
•	Link pay to performance;
•	Incent executives to grow the business and increase shareholder value;
•	Reward team and individual results;
•	Make a significant level of total target compensation “at risk”;
•	Be competitive with our peer group;
•	On aggregate, high performers base salary will be higher than the peer set; and
•	Our compensation plans will be easy to understand.

In 2013, we demonstrated our commitment to these principles and illustrated how our program responds to business challenges and the marketplace by completing a comprehensive compensation study which resulted in three incentive compensation plans proposed in this proxy. In 2013, we hired a new President and Chief Executive Officer to replace our retiring President and Chief Executive Officer who had been in that position for six years. We incurred inducement costs for this transition that would not occur in a typical fiscal year. The relocation and inducement costs are presented in our summary compensation table in this proxy statement. Key compensation decisions made by the Compensation Committee (which is comprised of independent members of our Board of Directors) included:

•	We set the base and incentives of our compensation to the median of our peer group and based on commensurate performance;
•	We based our cash incentive and long-term incentive on performance, requiring the achievement of pre-determined individual financial and non-financial goals, which drive shareholder value, as determined by our Nominating and Compensation Committee;
•	We offered a limited number of perquisities.

In accordance with Section 14A of the Securities Exchange Act, we are asking shareholders to approve the following advisory resolution at the 2013 Annual Meeting:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section, including the compensation tables and the related narrative disclosure in the Proxy Statement for the Company’s 2013 Annual Meeting.

The Board of Directors recommends you vote FOR adoption of the resolution approving the compensation of our named executive officers, as disclosed in the Executive Compensation section, including the compensation tables and the related narrative disclosure set forth in this Proxy Statement.

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PROPOSAL III
ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION

In addition to the advisory vote on executive compensation discussed in Proposal 2, Section 14A of the Securities Exchange Act requires that, at least once every six years, we present our shareholders the opportunity to vote, on an advisory basis, on the frequency with which we should conduct future advisory votes on executive compensation. By voting on this Proposal, you have an opportunity to vote on whether you would prefer that we conduct future advisory votes on executive compensation once every year, once every two years or once every three years. Shareholders may, if they wish, abstain from casting a vote on this proposal.

The Board has determined that a three year advisory vote on executive compensation will allow our shareholders to provide input on our executive compensation philosophy, policies and practices as disclosed in the Proxy Statement. The Board believes that a three year vote is consistent with the Company’s Nominating and Compensation Committee’s outlook on setting longer-term objectives that focus on performance goals that increase shareholder value. The three year period ties to our customary process of obtaining a formal compensation study, setting goals for long-term performance periods related to our equity incentive plans and developing long-term business objectives. The Company recognizes that the shareholders may have different views on this issue, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

You may cast a vote on your preferred voting frequency by selecting the option of one year, two years or three years (or abstaining) when voting in response to the resolution set forth below.

RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Proxy Statement should be every year, every two years or every three years.

This vote is advisory and not binding on us or the Board in any way. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

The Board of Directors recommends you vote FOR adoption of the resolution approving a frequency of three years for future non-binding, advisory shareholder votes on compensation of our named executive officers.

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PROPOSAL IV
APPROVAL OF THE FLEXSTEEL INDUSTRIES, INC.
CASH INCENTIVE COMPENSATION PLAN

Effective July 1, 2013, our Board adopted the Flexsteel Industries, Inc. Cash Incentive Compensation Plan (the “Cash Plan”), subject to shareholder approval.

Summary of Material Terms of the Cash Plan

Certain provisions of the Cash Plan are summarized below. This summary is qualified in its entirety by reference to the text of the Cash Plan which is attached to this proxy statement as Appendix A. We encourage you to read the actual text of the Cash Plan in its entirety.

Purpose.  The purpose of the Cash Plan is to align incentive compensation with performance measures that drive the Company’s market value. The Plan is also designed to promote the accomplishment of management’s objectives as reflected in the Company’s operating plan and in the objectives established by management for employees, and to recognize the achievement of management’s objectives through the payment of incentive compensation.

Eligibility.  Participation in the Cash Plan is limited to Covered Employees (as defined under Section 162(m) of the Internal Revenue Code) and such other employees of the Company as may be designated to participate in the Cash Plan for a performance period. The granting of awards is solely at the discretion of the Nominating and Compensation Committee of the Board (the “Committee”), except that the Chief Executive Officer shall have the authority to grant awards under the plan to employees who are not Covered Employees or Insiders (as defined in the Cash Plan), subject to limitations determined by the Committee. In fiscal 2013, approximately 23 employees of the Company were selected to receive awards under the Company’s prior annual cash plan.

Administration of the Cash Plan.  The Committee has primary authority to administer the Cash Plan. The Committee has the power to (i) make awards, (ii) determine when and to whom awards will be granted, the form of each award, the amount of each award, and any other terms or conditions of each award consistent with the Cash Plan, and (iii) determine whether, to what extent and under what circumstances, awards may be canceled, forfeited or suspended. In addition, the Chief Executive Officer has the authority to administer the Plan, including the powers listed above, with respect to employees who are not Covered Employees or Insiders.

Description of Cash Plan Awards.  The Cash Plan permits the Committee (or the Chief Executive Officer, as applicable) to issue Awards under the Plan. All Awards are payable in cash and are conditioned upon meeting certain performance goals for the performance period established by the Committee or Chief Executive Officer, as applicable. Performance periods under the Cash Plan are generally annual.

Performance Goals.  For purposes of the Cash Plan, Performance Goals are the goals established for a given performance period, the achievement of which may be a condition for receiving an award under the Plan. A Performance Goal may be adjusted in accordance with Section 162(m) of the Internal Revenue Code during a Performance Period to prevent dilution or enlargement of an Award as a result of extraordinary events or circumstances as determined by the Committee or to exclude the effects of extraordinary, unusual or nonrecurring events, changes in accounting principles, discontinued operations, acquisitions, divestitures and material restructuring charges. Performance Goals may be based on one or more of the following criteria and may be based on attainment of a particular level of or positive change in consolidated (company-wide) or subsidiary, division or operating unit financial measures: (1) pre-tax or after-tax income (before or after allocation of corporate overhead and incentive compensation), (2) net income, (3) reduction in expenses, (4) operating income, (5) earnings (including earnings before taxes, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization), (6) gross revenue, (7) working capital, (8) profit margin or gross profits, (9) share price, (10) cash flow, free cash flow or cash flow per share (before or after dividends), (11) cash flow return on investment, (12) return on capital (including return on total capital or return on invested capital), (13) return on assets or net assets, (14) market share, (15) pre-tax or after-tax earnings per share, (16) operating earnings per share, (17) total stockholder return, (18) growth measures, including revenue growth, as compared with a peer group or other benchmark, (19) economic value-added models or equivalent metrics, (20) comparisons with various stock market indices, (21) improvement in or attainment of expense levels or working capital levels, (22) operating margins, gross margins or cash margins, (23) year-end cash, (24) debt reductions, (25) stockholder equity, (26) regulatory achievements, (27) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures, (28) leadership, recruiting, developing and maintaining personnel, (29) customer satisfaction, (30) operating efficiency, productivity ratios, (31) strategic business criteria, consisting of one or more objectives based on

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meeting specified revenue, market penetration, geographic business expansion goals (including accomplishing regulatory approval for projects), cost or cost savings targets, accomplishing critical milestones for projects, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the applicable period).

Award Limits.  To qualify awards under the Cash Plan as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Company is required to establish limits on the value of cash awards that may be granted to an individual participant. The maximum dollar value that may be awarded to a participant under the Plan in any fiscal year of the Company is $5,000,000.

Section 162(m) Limit on Deductibility of Compensation.  Section 162(m) limits the deduction the Company can take for compensation paid to our Covered Employees to $1,000,000 per year per individual. However, performance-based compensation that meets the requirements of Section 162(m) does not have to be included as part of the $1,000,000 limit. The Stock Plan is designed so that awards granted to the covered individuals may meet the Section 162(m) requirements for performance-based compensation.

Code Section 409A.  Awards under the Cash Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. If the requirements of Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Cash Plan has been designed to issue awards that comply with, or be exempt from Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

Forfeiture and Clawback.  The Company may provide that if a Participant has received or been entitled to an award within six months before the Participant’s termination of employment with the Company, the Committee may require the Participant to return or forfeit the award in the event of certain occurrences specified in the award. The occurrences may, but need not, include termination for “cause” (as defined in the award or, if applicable, as defined in any employment agreement between the Participant and the Company), competition with the Company, unauthorized disclosure of material proprietary information of the Company, a violation of applicable business ethics policies of the Company, a violations of applicable law, or any other occurrence specified in the award within the period or periods of time specified in the award. In addition, the Company reserves the right to require a Participant to pay back to the Company all amount received under the Cash Plan to the extent required by law, under any applicable listing standard or under any applicable clawback policy adopted by the Company.

Change in Control.  The Company may provide that an award under the Cash Plan includes a provision for a pro rata payment if a participant’s employment terminates in connection with a change in control.

Effective Date and Duration of the Cash Plan.  The Cash Plan became effective as of July 1, 2013, but subject to the shareholders’ approval of the Cash Plan at the 2013 Annual Meeting of Shareholders. The Cash Plan will remain in effect until terminated by the Company.

Amendment and Modification of Awards Issued under the Cash Plan.  Amendments to Awards issued under the Cash Plan may be made unilaterally by the Company (with the approval of the Committee or its delegate) unless such amendments are deemed by the Committee or its delegate to be materially adverse to the Participant and not required as a matter of law or affect a Covered Employee in a manner inconsistent with the requirements of Code Section 162(m).

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New Plan Benefits.  The amounts that will be received by the executive officers under the Cash Incentive Compensation Plan, if approved by shareholders, are not determinable at this time and will be based on the achievement of performance goals. Annual cash incentive amounts paid under the Company's existing annual cash incentive plans to each of the named executive offices for fiscal year 2013 are shown in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table in this proxy statement. Amounts paid under the Company's existing cash incentive plan for fiscal year 2013 to each of the named executive offices and each of the designated groups are shown in the table below.

New Plan Benefits

FLEXSTEEL INDUSTRIES, INC. CASH INCENTIVE COMPENSATION PLAN

Name and Position	Value
NEOs
Karel K. Czanderna, President and CEO	$0
James R. Richardson, Senior Vice President – Sales and Marketing	205,650
Jeffrey T. Bertsch, Senior Vice President – Corporate Services	168,300
Total NEOs	373,950

Current Executive Officers (NEOs) (8 including NEOs above)	804,665
Employees who are not Executive Officers (13)	442,080
Total	$1,246,745

The Board recommends a vote FOR the proposal to approve the Cash Incentive Compensation Plan. Unless otherwise specified, the proxies solicited by the Board will be voted FOR the proposal.

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PROPOSAL V
APPROVAL OF THE FLEXSTEEL INDUSTRIES, INC.
LONG-TERM INCENTIVE COMPENSATION PLAN

Effective July 1, 2013, our Board adopted the Flexsteel Industries, Inc. Long-Term Incentive Compensation Plan (the “LTIP”), subject to shareholder approval. No further grants will be permitted under the existing 2007 Long Term Incentive Plan upon shareholder approval of the LTIP. As a result, approximately 225,000 shares of our Common Stock otherwise remaining available for grant under the 2007 Long-Term Incentive Compensation Plan will be cancelled. These shares will not be added to the shares available for issuance under the LTIP.

Summary of Material Terms of the Long-Term Incentive Plan

Certain provisions of the LTIP are summarized below. This summary is qualified in its entirety by reference to the text of the LTIP which is attached to this proxy statement as Appendix B. We encourage you to read the actual text of the LTIP in its entirety.

Purpose.  The purpose of the LTIP is to align incentive compensation with long-term performance measures that drive the Company’s market value. The Plan provides key personnel of the Company with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.

Eligibility.  Participation in the LTIP is limited to Covered Employees (as defined in Section 162(m) of the Internal Revenue Code) and such other employees of the Company as may be designated to participate in the Plan for a performance period. The granting of awards is solely at the discretion of the Nominating and Compensation Committee of the Board (the “Committee”), except that the Chief Executive Officer shall have the authority to grant awards under the plan to employees who are not Covered Employees or Insiders (as defined in the LTIP), subject to limitations determined by the Committee. In fiscal 2013 approximately 11 employees of the Company were selected to participate in the Company’s prior 2007 Long Term Incentive Plan.

Administration of the LTIP.  The Committee has primary authority to administer the LTIP. The Committee has the power to (i) make awards, (ii) determine when and to whom awards will be granted, the form of each award, the amount of each award, and any other terms or conditions of each award consistent with the LTIP, and (iii) determine whether, to what extent and under what circumstances, awards may be canceled, forfeited or suspended. In addition, the Chief Executive Officer has the authority to administer the Plan, including the powers listed above, with respect to employees who are not Covered Employees or Insiders, subject to the limits imposed by the Committee.

Shares Available Under the LTIP.  The number of shares of common stock available for distribution under the LTIP may not exceed 700,000 (subject to adjustment for changes in capitalization of the Company). Any Shares subject to the terms and conditions of an award under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan. Assuming all 700,000 shares available under the LTIP are issued, but not taking into effect shares issued under the Omnibus Stock Plan described in Proposal IV, it would result in dilution to shareholders of approximately 10%.

Description of LTIP Awards.  The LTIP provides that the Committee may grant to participants the right to receive shares of common stock subject to restrictions and conditions for payment of shares are satisfied and upon the achievement of performance goals established by the Committee. This type of grant is referred to as a “performance unit.”

Performance Goals.  The eligible Performance Goals under the LTIP are identical to the goals under the Cash Plan. Please see Proposal IV for a detailed description of the Performance Goals. Under the LTIP, it is generally intended that the established Performance Goal or Goals will be measured over a three year period.

Award Limits.  To qualify awards under the LTIP as “performance-based compensation” under Section 162(m), the Company is required to establish limits on the number of awards that may be granted to an individual participant. The maximum dollar amount (which will be converted to Shares pursuant to the terms of the LTIP) that may be paid to a Participant in any fiscal year of the Company under the Plan is $5,000,000.

Tax Consequences of Stock Incentives to Participants and the Company

Performance Units.  Awards of performance units generally are not subject to federal income tax when awarded. Performance units are generally subject to ordinary tax at the time of payment, even if vested earlier. The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the performance units.

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Section 162(m) Limit on Deductibility of Compensation.  Section 162(m) limits the deduction the Company can take for compensation paid to our “Covered Employees” (as defined under Code Section 162(m)) to $1,000,000 per year per individual. However, performance-based compensation that meets the requirements of Section 162(m) does not have to be included as part of the $1,000,000 limit. The LTIP is designed so that awards granted to the covered individuals may meet the Section 162(m) requirements for performance-based compensation.

Code Section 409A.  Awards under the LTIP may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. If the requirements of Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The LTIP has been designed to issue awards that comply with, or be exempt from Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

Forfeiture and Clawback.  The Company may provide that if a Participant has received or been entitled to an award within six months before the Participant’s termination of employment with the Company, the Committee may require the Participant to return or forfeit the award in the event of certain occurrences specified in the award. The occurrences may, but need not, include termination for “cause” (as defined in the award or, if applicable, as defined in any employment agreement between the Participant and the Company), competition with the Company, unauthorized disclosure of material proprietary information of the Company, a violation of applicable business ethics policies of the Company, a violations of applicable law, or any other occurrence specified in the award within the period or periods of time specified in the award. In addition, the Company reserves the right to require a Participant to pay back to the Company all shares received under the LTIP to the extent required by law, under any applicable listing standard or under any applicable clawback policy adopted by the Company.

Change in Control.  The Company may provide that an award under the LTIP includes a provision for full vesting or a pro rata payment if a participant’s employment terminates during a performance period in connection with a change in control.

Effective Date and Duration of the LTIP.  The LTIP became effective as of July 1, 2013, subject to the shareholders’ approval of the LTIP at the 2013 Annual Meeting of Shareholders. The LTIP will remain in effect until all common stock subject to it is distributed, all awards have expired or lapsed, or the LTIP is terminated pursuant to its terms or June 30, 2023; provided, however, that awards made before the termination date may be exercised, vested or otherwise effectuated beyond the termination date unless limited in the agreement or otherwise.

Amendment and Modification of Awards under the LTIP.  The Board may at any time and from time to time terminate, suspend or modify the LTIP. The Committee may at any time alter or amend any or all agreements under the LTIP to the extent permitted by law. No termination, suspension, or modification of the LTIP will materially and adversely affect any right acquired by any participant under an award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the participant in the agreement or otherwise, or required as a matter of law.

New Plan Benefits.  The amounts that will be received by the executive officers for existing awards under the LTIP, if approved by shareholders, are not determinable at this time and will be based on the achievement of performance goals. Amounts paid under the Company's existing long-term incentive plan for fiscal year 2013 to each of the named executive offices and each of the designated groups are shown in the table below.

New Plan Benefits

FLEXSTEEL INDUSTRIES, INC. LONG-TERM INCENTIVE COMPENSATION PLAN

Name and Position	Value
NEOs
Karel K. Czanderna, President and CEO	$111,579
James R. Richardson, Senior Vice President – Sales and Marketing	219,095
Jeffrey T. Bertsch, Senior Vice President – Corporate Services	171,839
Total NEOs	502,513

Current Executive Officers (NEOs) (8 including NEOs above)	1,690,402
Employees who are not Executive Officers (4)	211,820
Total	$1,902,222

The Board recommends a vote FOR the proposal to approve the Long-Term Incentive Compensation Plan. Unless otherwise specified, the proxies solicited by the Board will be voted FOR the proposal.

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PROPOSAL VI
APPROVAL OF THE FLEXSTEEL INDUSTRIES, INC.
OMNIBUS STOCK PLAN

Effective July 1, 2013, our Board adopted the Flexsteel Industries, Inc. Omnibus Stock Plan (the “Stock Plan”), subject to shareholder approval. No further grants will be permitted under the existing 2006 or 2009 stock option plans upon shareholder approval of the Stock Plan. As a result, approximately 250,000 shares of our Common Stock otherwise remaining available for grant under the 2006 and 2009 stock plans will be cancelled. These shares will not be added to the shares available for issuance under the Stock Plan.

Summary of Material Terms of the Stock Plan

Certain provisions of the Stock Plan are summarized below. This summary is qualified in its entirety by reference to the text of the Stock Plan which is attached to this proxy statement as Appendix C. We encourage you to read the actual text of the Stock Plan in its entirety.

Purpose. The purpose of the Stock Plan is to promote the interests of the Company and its shareholders by providing key personnel of the Company with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance, and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The Stock Plan is also intended to provide nonemployee directors with an opportunity to acquire a proprietary interest in the Company, to compensate nonemployee directors for their contribution to the Company and to aid in attracting and retaining nonemployee directors.

Eligibility.  Participation in the Stock Plan is limited to employees of the Company and to the members of the Board. The granting of awards under the Stock Plan is solely at the discretion of the Nominating and Compensation Committee of the Board (the “Committee”). In fiscal 2013 approximately 30 employees of the Company and 7 members of the Board were selected to participate in the Company’s prior equity compensation plans.

Administration of the Stock Plan.  The Committee will administer the Stock Plan. The Committee has exclusive power to (i) make awards, (ii) determine when and to whom awards will be granted, the form of each award, the amount of each award, and any other terms or conditions of each award consistent with the Stock Plan, and (iii) determine whether, to what extent and under what circumstances, awards may be canceled, forfeited or suspended.

Shares Available Under the Stock Plan.  The number of shares of common stock available for distribution under the Stock Plan may not exceed 700,000 (subject to adjustment for changes in capitalization of the Company). Any Shares subject to the terms and conditions of an award under the Plan that are not used because the terms and conditions of the award are not met may again be used for an Award under the Plan. Assuming all 700,000 shares available under the Stock Plan are issued, but not taking into effect shares issued under the LTIP described in Proposal V, it would result in dilution to shareholders of approximately 10%.

Description of Stock Plan Awards.  The Stock Plan provides that the Committee may grant awards to participants in the form of (i) shares of common stock subject to restrictions on transfer and conditions of forfeiture, commonly referred to as “restricted stock,” (ii) right to receive shares of common stock subject to restrictions and conditions for payment of shares are satisfied, commonly referred to as “restricted stock unit,” (iii)“incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or non-statutory stock options, (iv) rights to receive a payment from the Company in common stock equal to the excess of the fair market value of a share of common stock on the date of exercise over a specified price fixed by the Committee, commonly referred to as “Stock Appreciation Rights” or “SARs,” or (v) rights to receive payment from the Company in common stock based upon the achievement of performance goals established by the Committee, commonly known as “performance units.”

Options.  The Committee will have the authority to grant stock options and to determine all terms and conditions of each stock option, including a vesting schedule, if any. The Committee will fix the option price per share of common stock, which may not be less than the fair market value of the common stock on the date of grant. The Committee will determine terms and conditions of exercise, as well as the expiration date of each option, but the expiration date will not be later than 10 years after the grant date. If the aggregate fair market value of the shares subject to the option that becomes exercisable during a calendar year exceeds $100,000, then the option will be treated as a nonqualified stock option to the extent the $100,000 limitation is exceeded. Each incentive stock option that the administrator grants to an eligible employee who owns more than ten percent of the total combined voting power of all classes of stock then issued by our company or a subsidiary must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant and must terminate no later than five years after the date of grant. The closing sale price on NASDAQ of a share of common stock as of September 30, 2013 was $24.97.

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Stock Appreciation Rights.  The Committee will have the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Committee will determine all terms and conditions of each stock appreciation right.

Performance and Stock Awards.  The Committee will have the authority to grant awards of restricted stock or restricted stock units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment shares equal to the fair market value of one share of common stock. The Committee will determine all terms and conditions of the awards.

Other Awards.  The Committee will have the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock and payable in shares of common stock. Such awards may include shares of unrestricted common stock. The Committee will determine all terms and conditions of the award, including the time or times at which such award will be made and the number of shares of common stock to be granted pursuant to such award or to which such award will relate.

Performance Goals.  The eligible Performance Goals under the Stock Plan are identical to the eligible goals under the Cash Plan. Please see Proposal IV for a detailed description of the Performance Goals.

Award Limits.  To qualify awards under the Stock Plan as “performance-based compensation” under Section 162(m), the Company is required to establish limits on the number of awards that may be granted to an individual participant. The maximum number of shares that may be awarded to a Participant under the Plan in any fiscal year of the Company, by form of Award, is as follows: (a) Restricted Stock: 30,000 Shares; (b) Restricted Stock Units: 30,000 Shares; (c) Shares purchasable under Options (including Non-Statutory Stock Options and Incentive Stock Options): 30,000 Shares; (d) Shares with respect to which Stock Appreciation Rights may be exercised: 30,000 Shares; and (e) Performance Units: 30,000 Shares. Each of these limitations is subject to adjustment for changes in capitalization of the Company.

Tax Consequences of Stock Incentives to Participants and the Company

Options.  Stock option grants under the Stock Plan may either be granted as incentive stock options, which are governed by Section 422, as amended, or as non-qualified stock options, which are governed by Section 83 of the Internal Revenue Code, as amended. Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option and no deduction is taken by us. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the participant; rather, the participant is taxed only at the time of sale of the shares received upon exercise. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains. Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise. When the option is exercised, we will be entitled to a corresponding tax deduction.

Restricted and Performance Stock and Units.  Awards of restricted stock and restricted stock units, performance stock and performance units under the Stock Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met. Restricted stock units and performance units are generally subject to ordinary tax at the time of payment, even if vested earlier. We are entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units.

Section 162(m) Limit on Deductibility of Compensation.  Section 162(m) of the Internal Revenue Code limits the deduction the Company can take for compensation paid to our “Covered Employees” (as defined under Code Section 162(m)) to $1,000,000 per year per individual. However, performance-based compensation that meets the requirements of Section 162(m) does not have to be included as part of the $1,000,000 limit. The Stock Plan is designed so that awards granted to the covered individuals may meet the Section 162(m) requirements for performance-based compensation.

Code Section 409A.  Awards under the Stock Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Internal Revenue Code. If the requirements of Section 409A are not complied with, then holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, interest and penalties. The Stock Plan has been designed to issue awards that comply with, or be exempt from Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A.

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Forfeiture and Clawback.  The Company may provide that if a Participant has received or been entitled to an award within six months before the Participant’s termination of employment with the Company, the Committee may require the Participant to return or forfeit the award in the event of certain occurrences specified in the award. The occurrences may, but need not, include termination for “cause” (as defined in the award or, if applicable, as defined in any employment agreement between the Participant and the Company), competition with the Company, unauthorized disclosure of material proprietary information of the Company, a violation of applicable business ethics policies of the Company, a violations of applicable law, or any other occurrence specified in the award within the period or periods of time specified in the award. In addition, the Company reserves the right to require a Participant to pay back to the Company all shares received under the Stock Plan to the extent required by law, under any applicable listing standard or under any applicable clawback policy adopted by the Company.

Change in Control.  The Company may provide that an award under the Stock Plan includes a provision for full vesting or a pro rata payment if a participant’s employment terminates during a performance period in connection with a change in control.

Effective Date and Duration of the Stock Plan.  The Stock Plan became effective as of July 1, 2013 , but subject to the shareholders’ approval of the Stock Plan at the 2013 Annual Meeting of Shareholders. The Stock Plan will remain in effect until all common stock subject to it is distributed, all awards have expired or lapsed, or the Stock Plan is terminated pursuant to its terms or June 30, 2023; provided, however, that awards made before the termination date may be exercised, vested or otherwise effectuated beyond the termination date unless limited in the agreement or otherwise. No award of an incentive stock option will be made more than 10 years after the effective date.

Amendment and Modification of Awards under the Stock Plan.  The Board may at any time and from time to time terminate, suspend or modify the Stock Plan. The Committee may at any time alter or amend any or all agreements under the Stock Plan to the extent permitted by law. No termination, suspension, or modification of the Stock Plan will materially and adversely affect any right acquired by any participant under an award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the participant in the agreement or otherwise, or required as a matter of law.

New Plan Benefits.  We cannot currently determine the awards that may be granted under the Stock Plan in the future to officers or employees, in the event the Stock plan is approved by shareholder. The Company may grant awards to employees other than the individuals named above in the future, but such grants and the amount and terms of those awards are not currently determinable.

The Board recommends a vote FOR the proposal to approve the Omnibus Stock Plan. Unless otherwise specified, the proxies solicited by the Board will be voted FOR the proposal.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the last two fiscal years awarded to or earned by (i) the individual that served as our principal executive officer (“Chief Executive Officer”) during our fiscal year ended June 30, 2013, referred to as fiscal 2013 and (ii) our two most highly compensated individuals who served as executive officers of Flexsteel other than our Chief Executive Officer at the end of fiscal 2013. The Chief Executive Officer and the two executive officers named below are collectively referred to in this proxy statement as the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
Karel K. Czanderna President and Chief Executive Officer	2013	600,000	600,000	420,998	149,150	44,632	853,184 (5)	2,067,964
James R. Richardson Senior Vice President Sales and Marketing	2013 2012	333,600 315,600	― ―	60,032 56,800	16,599 15,600	293,288 288,792	74,197 (6) 71,163 (6)	777,716 747,955
Jeffrey T. Bertsch Senior Vice President, Corporate Services	2013 2012	291,000 252,000	― ―	49,134 45,350	16,599 15,600	237,036 226,866	77,778 (6) 82,141 (6)	671,547 621,957

______________________

(1)	The amounts shown for Ms. Czanderna represent a target award under the Company's annual incentive program of 100% of her base salary guaranteed for fiscal year 2013 as part of her signing on with the Company.
(2)	The amounts shown represent the potential three-year performance stock awards granted under the Long-Term Management Incentive Plan during each fiscal year. No shares will be issued unless the minimum specific performance goals set by the Nominating & Compensation Committee are met. The 2013 three-year performance period is July 1, 2012 - June 30, 2015. The 2012 three-year performance period is July 1, 2011 – June 30, 2014. Shares earned, if any, will be issued following each respective three-year performance period. The amounts shown reflect the grant date fair value of the awards assuming achievement of the target performance goals. The maximum share award value that could be issued for each of 2013 and 2012 for Ms. Czanderna is $346,000 and $0, Mr. Richardson is $96,000 and $91,000 and Mr. Bertsch is $79,000 and $73,000, respectively. Ms. Czanderna was granted 10,000 restricted stock units of the Company’s common stock on July 2, 2012 as an inducement to employment of which 6,000 shares vest on July 2, 2015, 2,000 shares vest on July 2, 2016, and 2,000 shares vest on July 2, 2017.
(3)	The amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the stock option award amount may be found in Note 8 to the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013. The material terms of these options are set forth in the Outstanding Equity Awards at Fiscal Year-End table below. Included in Ms. Czanderna's amount is a sign-on equity grant of 25,000 fully vested stock options with an exercise price equal to the closing price on July 2, 2012, which was $20.50.
(4)	The amounts shown represent the cash bonuses earned under the Company’s annual incentive program for each respective fiscal year and cash payments made under the Long-Term Management Incentive Plan for the three-year performance period ending on the respective fiscal year.
(5)	Includes amounts paid or accrued for the following perquisites and personal benefits: tax planning services, country club dues, supplemental health insurance, furniture program, company retirement plan contributions and matching contributions to our 401(k) plan and relocation costs of $828,984 which include amounts to cover tax obligations of $283,577.
(6)	Includes amounts paid or accrued for the following perquisites and personal benefits: car allowance or company-provided car, tax planning services, country club dues, supplemental health insurance, furniture program, company retirement plan contributions and matching contributions to our 401(k) plan. The amounts of our contribution to the senior officer supplemental retirement plan for 2013 and 2012 for Mr. Richardson were $28,000 and $24,000, respectively, and for Mr. Bertsch were $38,000 and $31,000, respectively.

Annual Incentive Program.  The plan is structured as an annual cash payment tied to the achievement of Company objectives during the fiscal year. The incentive award levels are expressed as a percentage of the named executive officer’s salary ranging from 40% to 75% based on the individual’s responsibility level and total compensation. The objectives for fiscal year 2013 for each of the named executive officers, including weighting for each objective, were (i) Ms. Czanderna — 60% diluted earnings per share, 20% net sales, and 20% free cash flow; (ii) Mr. Richardson — 10% diluted earnings per share, 10% net sales, 10% free cash flow, and 70% related to individual goals; and (iii) Mr. Bertsch —10% diluted earnings per share, 10% net sales, 10% free cash flow, and 70% related to individual goals.

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Long-Term Management Incentive Compensation Plan.  The plan provides for shares of common stock and cash to be awarded to officers (excluding Mr. Dreher) and key employees based on performance targets set by the Nominating and Compensation Committee of the Board. The Company’s shareholders approved 500,000 shares to be issued under the plan. As of June 30, 2013, 148,213 shares have been issued under this Plan. During September 2013, an additional 39,420 shares were issued based on the results achieved for the performance period July 1, 2010 to June 30, 2013. The committee has selected consolidated operating results for organic net sales (weighted 20%) and fully-diluted earnings per share (weighted 80%) for each three-year performance period. The Committee has also specified that payouts, if any, for awards earned will be 60% Company common stock and 40% cash.

Retirement Savings Plans.  We maintain the Flexsteel Industries, Inc. Salaried Employees Retirement and 401(k) Plan, referred to as the Retirement Plan, a qualified plan available generally to all salaried employees. The Retirement Plan provides that we can make discretionary contributions, on a non-discriminatory basis, under the Retirement Plan. There was no discretionary contribution during fiscal years 2013 and 2012. The Retirement Plan also provides for each participant to make elective contributions up to 50% of base salary and annual cash bonus, subject to Internal Revenue Code limits, which are matched by us at 25% of the first 4% of pay contributed by the participant. In addition, the Retirement Plan requires that we contribute 4% of pay up to the Social Security base and 6% of pay in excess of the Social Security base on behalf of each participant in the plan. The amount of these matching contributions and other required company contributions is shown in the Summary Compensation Table in the column titled “All Other Compensation” above.

Voluntary Deferred Compensation.  We maintain the Flexsteel Industries, Inc. Voluntary Deferred Compensation Plan, referred to as the Voluntary Plan, which allows Mr. Bertsch and Mr. Richardson the opportunity to voluntarily defer, based on annual elections, 10% to 30% of their base salary, 10% to 100% of annual incentive compensation and 33% to 100% of their long-term incentive compensation. We offer this opportunity to assist them in income tax and estate planning purposes. They may elect an earnings credit based on the prime interest rate effective on January 1 of each calendar year, the annual return of the S&P 500 Index as of the end of the calendar year, or a combination of the two. Distributions are made upon the earliest of the participant’s death, disability, or the date which is six months after the date of their separation of service from the Company. The Voluntary Plan does not permit us to make contributions.

Senior Officer Supplemental Retirement Plan.  We maintain supplemental retirement plans, collectively referred to as the Supplemental Plan, which provides for additional annual defined contributions toward retirement benefits to three of our senior executive officers, including Mr. Bertsch and Mr. Richardson. The additional contribution is stipulated in the executive’s individual agreements or in the document governing the arrangements. Earnings are credited to the accumulated contributions based on the investment return of assets we designate for this obligation. The amount of the contribution for each named executive officer is reported in the Summary Compensation Table in the column titled “All Other Compensation”. Distributions begin when the executive attains age 65 and retires or in some cases when the executive terminates employment. Distributions are paid in installments or lump sums as elected by the executive. Under the Supplemental Plan our named executive officers are entitled to monthly payments of $5,000 until they reach or would have reached age 65 upon termination of employment due to death or disability.

Letter Agreement with Karel K. Czanderna.  Effective July 1, 2012 the Company named Karel K. Czanderna, President and Chief Executive Officer. In connection with Ms. Czanderna’s appointment, the Company entered into a letter agreement with her, dated June 29, 2012, that provides for an annual salary of $600,000 and sign-on equity grant of 25,000 fully vested stock options with an exercise price equal to the closing price on July 2, 2012, which was $20.50. The options have a term of ten years. Ms. Czanderna was granted 10,000 restricted stock units of the Company’s common stock on July 2, 2012 as an inducement to employment of which 6,000 shares vest on July 2, 2015, 2,000 shares vest on July 2, 2016, and 2,000 shares vest on July 2, 2017. In addition, Ms. Czanderna is eligible for a one-year equity and cash incentive plan for fiscal 2013 under which she may earn 20% of her base salary upon the Company achieving at target performance goals as set by the Nominating and Compensation Committee of the Board. The award is payable 60% in Company stock and 40% in cash.

Ms. Czanderna participates in the annual executive incentive compensation program and a target award of 100% of her base salary was guaranteed for fiscal year 2013. Ms. Czanderna participates in the Company’s long-term incentive plan which is established annually by the Nominating and Compensation Committee of the Board. The Company paid or reimbursed Ms. Czanderna for certain expenses related to her relocation to Dubuque, Iowa.

As part of the letter agreement, if the Company terminates Ms. Czanderna for other than cause during the first seven years of her employment or Ms. Czanderna terminates for good reason, the Company will pay eighteen months of her base salary and one and one-half times the annual incentive bonus for the most recently completed fiscal year in a lump sum.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information relating to equity awards outstanding at June 30, 2013 for each of our named executive officers.

	Option Awards (1)				Stock Awards (2)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Performance Period	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Karel K. Czanderna							7/1/2011- 6/30/2014	2,548	62,120
							7/1/2012-6/30/2015	3,822	93,180
					10,000	243,800
	07/02/2012	25,000	20.50	07/02/2022
	12/10/2012	5,000	19.77	12/10/2022

James R. Richardson							7/1/2011- 6/30/2014	1,359	33,132
							7/1/2012- 6/30/2015	1,062	25,892
	11/25/2003	10,750	19.21	11/25/2013
	12/14/2004	10,750	16.49	12/04/2014
	12/06/2010	5,000	17.23	12/06/2020
	12/10/2012	3,300	19.77	12/10/2022

Jeffrey T. Bertsch							7/1/2011- 6/30/2014	1,085	26,452
							7/1/2012- 6/30/2015	869	21,186
	11/25/2003	10,750	19.21	11/25/2013
	12/14/2004	10,750	16.49	12/14/2014
	12/13/2005	10,750	14.40	12/13/2015
	12/11/2006	10,000	12.65	12/11/2016
	12/10/2007	10,000	12.35	12/10/2017
	12/08/2008	20,000	6.81	12/08/2018
	12/07/2009	15,000	8.42	12/07/2019
	12/06/2010	5,000	17.23	12/06/2020
	12/12/2011	5,000	13.90	12/12/2021
	12/10/2012	3,300	19.77	12/10/2022

______________________

(1)	All option awards are fully vested as of the date of grant.
(2)	The amounts shown represent the potential three-year performance stock awards granted under the Long-Term Management Incentive Plan for each performance period. No shares will be issued unless the minimum specific performance goals set by the Nominating and Compensation Committee are met. Shares earned, if any, will be issued following each respective three-year performance period. The amounts shown reflect the fair value of the awards as of June 30, 2013 closing stock price ($24.38 per share) assuming achievement of the minimum performance goals.

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DIRECTOR COMPENSATION

The following table sets forth the cash and non-cash compensation for fiscal 2013 awarded to or earned by each of our directors who is not also a named executive officer.

Name (3)	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Lynn J. Davis	73,750	12,525	86,275
Mary C. Bottie	46,250	12,525	58,775
Robert E. Deignan	46,000	12,525	58,525
Ronald J. Klosterman	24,750	12,525	37,275
Thomas M. Levine	48,750	12,525	61,275
Robert J. Maricich	45,250	12,525	57,775
Eric S. Rangen	50,250	12,525	62,775
Nancy E. Uridil	45,250	12,525	57,775

______________________

(1)	Each Director who is not an employee of the Company is paid a retainer at the rate of $16,500 per year. In addition, each is paid a fee of $4,125 for each Board meeting each attends. The Chair of the Board is paid a retainer of $29,000 per year and a fee of $7,250 for each Board meeting attended. For attending a committee meeting or a meeting of independent directors each is paid a fee of $1,750. The Chair of each Committee is paid $2,000 for each meeting attended. We pay no additional remuneration to our employees who are Directors.
(2)	The amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the stock option award amount may be found in Note 8 to the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013. Each Director who is not employed by us receives on the first business day after each annual meeting a non-discretionary, non-qualified stock option grant for 2,500 shares valued at fair market value on the date of grant, exercisable for 10 years. Each person who becomes for the first time a non-employee member of the Board, including by reason of election, appointment or lapse of three (3) years since employment by us, will receive an immediate one-time option grant for 2,500 shares.
(3)	As of June 30, 2013, each Director who is not an employee had the following stock options outstanding; Mr. Davis, 25,000 options; Ms. Bottie, 20,000 options; Mr. Deignan, 16,000 options; Mr. Klosterman, 39,830 options; Mr. Levine, 7,500 options; Mr. Maricich, 5,000 options; Mr. Rangen, 17,500 options; and Ms. Uridil, 7,500 options.

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CORPORATE GOVERNANCE

Board of Directors

Our Board of Directors is currently comprised of the twelve members identified under Proposal 1 (Election of Directors). During the fiscal year ended June 30, 2013, four meetings of the Board were held. All of the directors of the Company attended no less than 75% of the meetings of the Board and the committees on which they served. The Company does not have a formal policy regarding attendance by Board members at the Company’s annual meetings, but the Board encourages all its members to attend the annual meeting of shareholders. All members of the Board of Directors attended the prior year’s annual meeting.

The Board has determined that the following directors, which constitute a majority of the Board of Directors, are independent directors as defined by The NASDAQ Stock Market listing standards: Mary C. Bottie, Lynn J. Davis, Robert E. Deignan, Thomas M. Levine, Robert J. Maricich, Eric S. Rangen and Nancy E. Uridil. The independent directors meet periodically in executive session without the Chief Executive Officer or other management directors present.

Board Leadership Structure

The Board elected an independent director, Mr. Davis, to serve as Chair of the Board. Our By-Laws provide that the Chair of the Board may be an independent director or the Chief Executive Officer of the Company. In making leadership determinations, the Board considers many factors including the specific needs of the business and what is in the best interest of our shareholders. The Board believes that presently it is in the best interest of the Company that the positions of Chair of the Board and Chief Executive Officer are separate. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading our day-to-day operations while the Chair of the Board can focus on leading the Board.

Ability of Shareholders to Communicate with the Board of Directors

The Board has provided the means by which shareholders may send communications to the Board or to individual members of the Board. Such communications, whether by letter, email or telephone should be directed to the Secretary of the Company who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Secretary, may not be forwarded to the directors.

Committees of the Board

Our Board of Directors has established two standing committees of the Board. The names of the committees and the principal duties are as follows:

Audit and Ethics Committee — Confers with the independent registered public accounting firm on various matters, including the scope and results of the audit; authorizes special reviews or audits; reviews internal auditing procedures and the adequacy of internal controls; and reviews policies and practices respecting compliance with laws, conflicts of interest and ethical standards of the Company. The Committee held six meetings during the fiscal year ended June 30, 2013. The Committee members are Eric S. Rangen - Chair, Lynn J. Davis, and Thomas M. Levine. The Board has adopted a written charter for the Audit and Ethics Committee. The Board believes all Audit and Ethics Committee members are independent as defined by The NASDAQ Stock Market listing standards. The Board has determined that three members of the Audit and Ethics Committee qualify as “audit committee financial experts” within the meaning of the Securities Exchange Act of 1934, as amended, referred to as the 1934 Act, and have designated Eric S. Rangen, Lynn J. Davis and Thomas M. Levine as audit committee financial experts.

Nominating and Compensation Committee — Makes recommendations regarding Board compensation; reviews performance, compensation and benefits of all executive officers; determines stock option grants; reviews timely proposed nominations received from any source including nominations by shareholders and makes recommendations to the Board regarding all director nominees; and develops and maintains succession planning policies and criteria for executive officers and Board members.

The Board has adopted a written charter for the Nominating and Compensation Committee. The Board believes all Nominating and Compensation Committee members are independent as defined by The NASDAQ Stock Market listing standards. The Committee held four meetings during the fiscal year ended June 30, 2013. The Committee members are Mary C. Bottie - Chair, Robert E. Deignan, Robert J. Maricich and Nancy E. Uridil.

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Stock Option Granting Policy — The Nominating and Compensation Committee has formalized its stock option granting practices by adopting a policy for the grant of stock options. The policy reflects the Nominating and Compensation Committee’s long-standing approach to stock option grants described above. In addition, the policy provides, among other things, that all grants of stock options must be approved by the Nominating and Compensation Committee at in person or telephonic meetings generally on an annual basis; stock options may not be granted to a current director, officer or employee during any quarterly or other blackout period as defined in our insider trading policy; the grant date for each option will be the date of the Nominating and Compensation Committee meeting at which action was taken to approve the stock option; the exercise price for the stock option will be equal to the last sale price per share of our common stock as reported on The NASDAQ Stock Market on the grant date; specifies procedures for granting stock options to newly hired executives; and that any program, plan or practice to time or select the grant dates of stock options in coordination with the release by us of material non-public information is prohibited.

Nomination Matters — The Nominating and Compensation Committee of the Board of Directors is responsible for making recommendations to the Board concerning nominees for election as directors and nominees for Board vacancies. When assessing a director candidate’s qualifications, the Nominating and Compensation Committee considers the candidate’s expertise in finance, general management, human resources, legal training, marketing, sales, operations, manufacturing, supply-chain management, and company culture, independence, high ethical standards, and uncompromising integrity. In addition, the Nominating and Compensation Committee looks at the overall composition of the Board and how a candidate would contribute to the overall synergy and collaborative process of the Board. The Nominating and Compensation Committee has not established specific minimum eligibility requirements for candidates other than high ethical standards, uncompromising integrity, commitment to act in the best interests of the shareholders, requirements relating to age and ensuring that a substantial majority of the board remains independent.

In addition to the considerations described above, our Nominating and Compensation Committee considers diversity in its evaluation of candidates for Board membership. Although the Company has no formal diversity policy, the Board believes that diversity with respect to factors such as background, experience, skills, race, gender and national origin is an important consideration in board composition. The Nominating and Compensation Committee discusses diversity considerations in connection with each candidate, as well as on a periodic basis in connection with the composition of the Board as a whole.

If the Nominating and Compensation Committee approves a candidate for further review following an initial screening, the Nominating and Compensation Committee will establish an interview process for the candidate. Generally, the candidate will meet with the members of the Nominating and Compensation Committee, along with our Chief Executive Officer. Contemporaneously with the interview process, the Nominating and Compensation Committee will conduct a comprehensive conflicts-of-interest assessment of the candidate. The Nominating and Compensation Committee will consider reports of the interviews and the conflicts-of-interest assessment to determine whether to recommend the candidate to the full Board. The Nominating and Compensation Committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to us and concern for our success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in good corporate citizenship and image, time available for meetings and consultation on Company matters and willingness to assume broad, fiduciary responsibility.

Recommendations for candidates to be considered for election to the Board at our annual shareholder meetings may be submitted to the Nominating and Compensation Committee by our shareholders. Candidates recommended by our shareholders will be considered under the same standards as candidates that are identified by the Nominating and Compensation Committee. Any nominations for director to be made at an annual meeting of shareholders must be made in accordance with the requirements described in the section of this Proxy Statement entitled Proposals by Shareholders. To enable the committee to evaluate the candidate’s qualifications, shareholder recommendations must include the following information:

•	The name, age, business address and, if known, residence address of each nominee proposed in such notice;
•	The principal occupation or employment of each such nominee; and
•	The number of shares of stock of the Company, which are beneficially owned by each such nominee.

Committee Charters — Subject to applicable law and regulatory requirements, the Board may establish additional or different committees from time to time. The charters of the Audit and Ethics Committee and Nominating and Compensation Committee are available at www.flexsteel.com.

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Audit and Ethics Committee Report

The Audit and Ethics Committee has reviewed and discussed the audited financial statements with management. The Audit and Ethics Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statements on Auditing Standards (SAS) No. 61 “Communication with Audit Committees”, as amended, as adopted by the Public Company Accounting Oversight Board, referred to as the PCAOB in Rule 3200T. The Audit and Ethics Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee,” as adopted by the PCAOB in Rule 3200T, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP, the firm’s independence. Based on the review and discussions referred to above in this report, the Audit and Ethics Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

This report has been prepared by members of the Audit and Ethics Committee. Members of this Committee are:

Eric S. Rangen Chair	Lynn J. Davis	Thomas M. Levine

Risk Oversight

Our Board of Directors is responsible for consideration and oversight of risks facing Flexsteel. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees, regularly review strategic, operational, financial, compensation and compliance risks with senior management. The Audit and Ethics Committee performs a central oversight role with respect to financial and compliance risks, and reports on its findings at each regularly scheduled meeting of the full Board. The Audit and Ethics Committee also is responsible for assessing risk related to our capital structure, significant financial exposures, our risk management and major insurance programs and our employee pension plan policies and performance and regularly evaluates financial risk associated with such programs. The Nominating and Compensation Committee considers risk in connection with its design of compensation programs for our executives.

Code of Ethics

The Company has had a written code of ethics titled Guidelines for Business Conduct for many years. The code of ethics applies to the Company’s directors and employees including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. The code of ethics includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and procedures for promoting compliance with, and reporting violations of, the code of ethics. The code of ethics is available on the Company’s website at www.flexsteel.com. The Company intends to post any amendments to or waivers of its code of ethics (to the extent applicable to the Company’s Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer) at this location on its website.

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OWNERSHIP OF STOCK BY
DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the shares of the Company’s common stock beneficially owned by the Company’s directors, the named executive officers, and by all directors and executive officers as a group as of September 30, 2013. Unless otherwise indicated, to the best knowledge of the Company, all persons named in the table have sole voting and investment power with respect to the shares shown.

Name	Title	Amount of Common Stock Beneficially Owned(1)(2)	Percent of Common Stock Outstanding(5)
Jeffrey T. Bertsch	Senior Vice President Corporate Services, Director	349,721(3)(4)	4.8%
Mary C. Bottie	Director	22,600	0.3%
Patrick M. Crahan	Director	189,675(4)	2.6%
Karel K. Czanderna	President and Chief Executive Officer, Director	42,746	0.6%
Lynn J. Davis	Chair of the Board of Directors	32,500	0.5%
Robert E. Deignan	Director	30,000	0.4%
Ronald J. Klosterman	Director	219,525	3.0%
Thomas M. Levine	Director	10,500	0.1%
Robert J. Maricich	Director	13,392	0.2%
Eric S. Rangen	Director	20,250	0.3%
James R. Richardson	Senior Vice President Sales and Marketing, Director	270,193(4)	3.7%
Nancy E. Uridil	Director	9,295	0.1%

All Directors and Executive Officers as a Group (15)		1,370,374	18.0%

______________________

(1)	Includes the following number of shares which may be acquired by exercise of stock options: J.T. Bertsch – 100,550; M.C. Bottie – 20,000; P.M. Crahan – 17,750; K.K. Czanderna – 30,000; L.J. Davis – 25,000; R.E. Deignan – 16,000; R. J. Klosterman – 39,830; T.M. Levine – 7,500; R.J. Maricich – 5,000; E.S. Rangen – 17,500; J.R. Richardson – 29,800; N.E. Uridil – 7,500.
(2)	Includes shares, if any, owned beneficially by their respective spouses.
(3)	Does not include 111,153 shares held in irrevocable trusts for which trusts American Trust & Savings Bank serves as sole trustee. Under the Terms of Trust, J. T. Bertsch has a possible contingent interest in each trust. J. T. Bertsch disclaims beneficial ownership in the shares held by each such trust.
(4)	Includes the following number of shares deferred pursuant to election to participate in the Company’s Voluntary Deferred Compensation Plan: J.T. Bertsch – 13,998; P.M. Crahan – 12,049; J.R. Richardson – 15,049.
(5)	Shares of the Company’s common stock not outstanding but deemed beneficially owned because the respective person or group has the right to acquire the shares as of September 30, 2013, or within 60 days of such date, are treated as outstanding for purposes of calculating the percentage of common stock outstanding for such person or group.

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OWNERSHIP OF STOCK BY
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Company, no person owns beneficially 5% or more of the outstanding common stock of the Company as of September 30, 2013 except as is set forth below. Unless otherwise indicated, to the best knowledge of the Company, all persons named in the table have sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned (1)	Percent of Class(2)
Dimensional Fund Advisors LP, 6300 Bee Cave Rd., Bldg. One, Austin, TX 78746	577,972(3)	8.1%
AT Bancorp, 895 Main St., Dubuque, IA 52004-0938	405,414(4)	5.6%
Carrie T. Bertsch Bleile, P.O. Box 877, Dubuque, IA 52004	370,009(5)(6)	5.1%

______________________

(1)	To the best knowledge of the Company, no beneficial owner named above has the right to acquire beneficial ownership in additional shares, except as noted below.
(2)	Shares of the Company’s common stock not outstanding but deemed beneficially owned because the respective person or group has the right to acquire the shares as of September 30, 2013, or within 60 days of such date, are treated as outstanding for purposes of calculating the percentage of common stock outstanding for such person or group.
(3)	The number of shares beneficially owned is based on information provided in a Schedule 13F filed with the Securities and Exchange Commission on August 15, 2013, which reflects sole voting power with respect to 568,574 shares and shared dispositive power with respect to 577,972 shares.
(4)	The number of shares beneficially owned is based on information provided in a Schedule 13F filed with the Securities and Exchange Commission on August 1, 2013, which reflects sole voting power over 405,414 shares and investment discretion over 414,364 shares. Carrie T. Bertsch Bleile and Jeffrey T. Bertsch, Senior Vice President–Corporate Services and a Director, are siblings.
(5)	Includes the following number of shares which may be acquired by exercise of stock options of 42,450. Does not include119,438 shares held in irrevocable trusts for which trusts American Trust & Savings Bank serves as the sole trustee. Under the Terms of Trust, C. B. Bleile has a possible contingent interest in each trust. C. B. Bleile disclaims beneficial ownership in the shares held by each such trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP was the Company’s independent registered public accounting firm in fiscal 2013. In addition to performing the audit of the Company's consolidated financial statements, Deloitte & Touche LLP provided various audit-related services during fiscal 2013.

The Audit and Ethics Committee pre-approves both the type of services to be provided by Deloitte & Touche LLP and the estimated fees related to these services. The Audit and Ethics Committee reviewed professional services and the possible effect on Deloitte & Touche LLP’s independence was considered. The Audit and Ethics Committee has considered and found the provision of services for non-audit services compatible with maintaining Deloitte & Touche LLP’s independence. All services provided by Deloitte & Touche LLP during fiscal 2013 were pre-approved by the Audit and Ethics Committee. It is not expected that a representative of Deloitte & Touche LLP will attend the Annual Meeting of Shareholders.

(in thousands)	2013	2012
Audit Fees (1)	$485	$362
Cost Segregation Study (2)	11	4
	$496	$366

______________________

(1)	Professional fees and expenses for the audit of financial statements for fiscal 2013 and fiscal 2012 consisted of (i) audit of the Company’s annual consolidated financial statements; (ii) reviews of the Company’s quarterly consolidated financial statements; (iii) employee benefit plan audits; (iv) consents and other services related to Securities and Exchange Commission matters; and (v) consultations on financial accounting and reporting matters arising during the course of the audit and reviews.
(2)	Professional fees and expenses for services billed in fiscal 2013 for performing a cost segregation study for new corporate office in Dubuque, Iowa.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of June 30, 2013 about the Company’s equity compensation plans, including the Company’s stock option plans and long-term management incentive plan. All of these plans have been approved by shareholders. In addition, the inducement grant of restricted stock units for Karel K. Czanderna was not approved by shareholders.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	787,240	$14.71	564,267
Equity compensation plans not approved by security holders – inducement grant restricted shares	10,000	$20.50	—
Total	797,240	$14.78	564,267

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Management Directors’ Interests in Financial Institutions

Jeffrey T. Bertsch, an executive officer and director of the Company, is a director of American Trust and Savings Bank where the Company maintains an unsecured $8.0 million line of credit and where the Company’s routine daily banking transactions are processed. In addition, the Company has unfunded supplemental retirement plans. Funds of the supplemental retirement plans are held in a Rabbi Trust. The Rabbi Trust assets are administered by American Trust and Savings Bank’s trust department. The Company receives no special services or pricing on the services performed by this bank due to the directorship of Mr. Bertsch. It is expected that the Company’s relationship with this bank will continue in the future.

PROPOSALS BY SHAREHOLDERS

Shareholders wishing to have a proposal considered for inclusion in the Company’s proxy statement for the 2014 annual meeting must submit the proposal in writing and direct it to the Secretary of the Company at the address shown in this proxy statement. The Company must receive it no later than June 30, 2014. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the 1934 Act. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders who intend to present any other proposal or nominate a person to be elected as a director at the 2014 annual meeting must provide the Company notice of such proposal no later than September 10, 2014. However, if the 2014 annual meeting is to be held before November 10, 2014 or after February 8, 2015, then the proposal or nomination must be received before the later of (i) the close of business on the 10th day following the day on which public disclosure of the meeting date is made and (ii) the close of business 90 days before the 2014 annual meeting. The proposal or nomination must contain the specific information required by our bylaws. You may obtain a copy of our bylaws by writing to our Corporate Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on the Section 16(a) forms furnished to us and other information, we believe that all officers, directors and greater than ten percent shareholders met all applicable filing requirements under Section 16(a) during fiscal 2013.

OTHER MATTERS

The percentage total number of the outstanding shares represented at each of the last three years shareholders’ annual meetings was as follows: 2010 – 81.9%; 2011 – 80.8%; 2012 – 77.0%.

A copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2013, other reports filed or furnished with or to the Securities and Exchange Commission, our Guidelines for Business Conduct, Audit and Ethics Committee Charter and Nominating and Compensation Committee Charter are available, without charge, on the Company’s website at www.flexsteel.com or by writing to the Office of the Secretary, Flexsteel Industries, Inc., P.O. Box 877, Dubuque, Iowa 52004-0877.

The Board does not know of any other matter which may come before the meeting. However, should any other matter properly come before the meeting, the persons named in the proxy card will vote in accordance with their judgment upon such matters.

Shareholders are urged to vote, date, sign and return the proxy card in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy E. Hall
Secretary

Dated:	October 28, 2013 Dubuque, Iowa

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APPENDIX A

FLEXSTEEL INDUSTRIES, INC.

CASH INCENTIVE COMPENSATION PLAN

Effective July 1, 2013

I.	ESTABLISHMENT AND PURPOSE

Flexsteel Industries, Inc. is establishing the Flexsteel Industries, Inc. Cash Incentive Compensation Plan, effective July 1, 2013, for the benefit of its employees. The Plan is intended to align incentive compensation with performance measures that drive the Company’s market value. The Plan is also designed to promote the accomplishment of management’s objectives as reflected in the Company’s operating plan and in the objectives established by management for employees, and to recognize the achievement of management’s objectives through the payment of incentive compensation. The terms of the Plan, as set forth herein, shall apply to Awards granted under the Plan on and after the Effective Date. Except as otherwise provided, Awards granted under the Company’s incentive compensation plans in effect prior to the Effective Date shall be governed by the terms of such plans.

The Plan provides for cash incentive payments to employees based upon the achievement of pre-established Performance Goals. Incentive compensation payable under the Plan is intended to be deductible by the Company in accordance with Section 162(m) of the Code. The Company may adopt a variety of incentives under the Plan provided such programs are based on the Performance Goals described herein.

II.	DEFINITIONS
2.1	The capitalized terms used in the Plan have the meanings set forth below.
(a)	“Award” or “Awards” means an award of incentive compensation under the Plan granted to a Participant in accordance with the terms set forth herein.
(b)	“Base Salary,” of a Participant for a Performance Period, means the annualized base compensation payable to the Participant determined by the salary rate in effect on the first day of the Performance Period. The salary rate shall be determined without regard to reductions or deferrals of compensation under qualified and nonqualified plans or welfare benefit plans. The salary rate shall be determined without regard to fringe benefits, incentive compensation or other payments in addition to the Participant’s base compensation.
(c)	“Board” means the Board of Directors of the Company, as constituted at the relevant time.
(d)	“CEO” means the Chief Executive Officer of the Company at the relevant time.
(e)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.
(f)	“Committee” means the Nominating and Compensation Committee of the Board, or any other committee of the Board consisting solely of two or more Non-Employee Directors designated by the Board to administer the Plan under Plan Section 3.1 and constituted so as to permit grants thereby to comply with Code Section 162(m).
(g)	“Company” means Flexsteel Industries, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.
(h)	“Covered Employee,” as of a particular date, means a “covered employee” of the Company as of that date within the meaning of Code Section 162(m)(3), or any subsequent authority, or any individual whom the Committee in its judgment determines as of that date is likely to become a “covered employee” under Code Section 162(m)(3).

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(i)	“Disability” or “Disabled,” with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Company-sponsored group long -term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits; provided, however that a Participant shall not be considered Disabled unless the Participant is considered “Disabled” within the meaning of Code Section 409A. A Participant shall not be considered to be “Disabled” unless the Participant furnishes proof of the Disability to the Company in such form and manner as the Company may require.
(j)	“Effective Date” means July 1, 2013, if the Plan is approved by the requisite vote of Shareholders at the 2013 Annual Meeting of Shareholders, or any adjournment thereof.
(k)	“Eligible Employee,” for any Performance Period, means a Covered Employee and such other employees of the Company as may be designated to participate in the Plan for such Performance Period. An employee who is designated as eligible to participate in the Plan for a particular Performance Period is not necessarily eligible to participate in the Plan for any other Performance Period.
(l)	“Incentive Compensation Payment Date” means the last day of the Performance Period. Any payment that is due to be distributed as of the Incentive Compensation Payment Date will be deemed to be distributed as of that date if it is distributed on such date or, if later, by the 15th day of the third month following the date, provided that the Participant is not permitted, directly or indirectly, to designate the calendar year of payment.
(m)	“Insider,” as of a particular date, means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision. Generally, only Executive Officers, as defined in the Company’s governing documents, are considered “Insiders.”
(n)	“Non-Employee Director” means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).
(o)	“Notification of Award” means a written document containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee (or its delegate) shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee or its delegate) unless such amendments are deemed by the Committee or its delegate to be materially adverse to the Participant and not required as a matter of law or affect a Covered Employee in a manner inconsistent with the requirements of Code Section 162(m).
(p)	“Participant” means a person to whom an Award is or has been made in accordance with the Plan.
(q)	“Performance Goals,” of a Participant for a Performance Period, are the goals established for the Performance Period, the achievement of which is a condition for receiving an Award under the Plan. In the case of a Participant who is a Covered Employee, all Performance Goals must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the goal is attained. A Performance Goal is considered “pre-established” for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the goal. However, in no event will a Performance Goal be considered to be pre-established if it is established after 25% of a Performance Period has elapsed. A Performance Goal is considered “objective” if a third party having knowledge of the relevant facts could determine whether the goal is met. A formula or standard is considered “objective” if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. A Performance Goal may be adjusted in accordance with Code Section 162(m) during a Performance Period to prevent dilution or enlargement of an Award as a result of extraordinary events or circumstances as determined by the Committee or to exclude the effects of

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extraordinary events or circumstances as determined by the Committee or to exclude the effects of extraordinary, unusual or nonrecurring events, changes in accounting principles, discontinued operations, acquisitions, divestitures and material restructuring charges. Performance Goals may be based on one or more of the following criteria and may be based on attainment of a particular level of or positive change in consolidated (company-wide) or subsidiary, division or operating unit financial measures: (1) pre-tax or after-tax income (before or after allocation of corporate overhead and incentive compensation), (2) net income, (3) reduction in expenses, (4) operating income, (5) earnings (including earnings before taxes, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization), (6) gross revenue, (7) working capital, (8) profit margin or gross profits, (9) share price, (10) cash flow, free cash flow or cash flow per share (before or after dividends), (11) cash flow return on investment, (12) return on capital (including return on total capital or return on invested capital), (13) return on assets or net assets, (14) market share, (15) pre-tax or after-tax earnings per share, (16) operating earnings per share, (17) total stockholder return, (18) growth measures, including revenue growth, as compared with a peer group or other benchmark, (19) economic value-added models or equivalent metrics, (20) comparisons with various stock market indices, (21) improvement in or attainment of expense levels or working capital levels, (22) operating margins, gross margins or cash margins, (23) year-end cash, (24) debt reductions, (25) stockholder equity, (26) regulatory achievements, (27) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures, (28) leadership, recruiting, developing and maintaining personnel, (29) customer satisfaction, (30) operating efficiency, productivity ratios, (31) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals (including accomplishing regulatory approval for projects), cost or cost savings targets, accomplishing critical milestones for projects, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the applicable period).
(r)	“Performance Period” means, generally, the Company’s fiscal year. However, the Committee (or the Committee’s delegate) may, in its discretion, designate a shorter or longer Performance Period, provided, however, that in the case of a Covered Employee, a designation of a Performance Period as other than the fiscal year must be made before the beginning of the Performance Period.
(s)	“Plan” means this Flexsteel Industries, Inc. Cash Incentive Compensation Plan, as may be amended and in effect from time to time.
(t)	“Retirement Date,” of a Participant, means the date on which the Participant has attained the age of 62.
(u)	“Separation from Service,” of a Participant, has the meaning set forth in Code Section 409A(a)(2)(A)(i).
(v)	“Target Performance Award” means a dollar amount (which may be expressed as a percentage of Base Salary) established for a Participant if the Performance Goal for the Participant is achieved at the target level. The Target Performance Award may also state the maximum amount that may be paid to the Participant for achievement of goals above the target level.
III.	ADMINISTRATION AND INDEMNIFICATION
3.1	Administration.
(a)	The Committee shall administer the Plan. The Committee shall have exclusive power to:
(i)	make Awards,
(ii)	determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and

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(iii)	determine whether, to what extent and under what circumstances Awards may be or canceled, forfeited or suspended. Each Award shall be subject to a Notification of Award authorized by the Committee (or its delegate). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee.
(b)	Notwithstanding anything in Section 3.1(a) to the contrary, the CEO shall have the authority to carry out the functions described in Section 3.1(a) with respect to Employees who are not Covered Employees or Insiders, provided that the aggregate dollar amount of all Awards granted by the CEO for any Performance Period shall not exceed such percentage of the dollar amount authorized by the Board pursuant to Section 5.2 for all Awards granted under the Plan for the Performance Period, as shall be determined by the Committee from time to time. The CEO shall be considered the Committee’s delegate for these purposes under the Plan.
(c)	To the extent within its discretion, the Committee (or its delegate) may amend the terms and conditions of any outstanding Award.
(d)	The Committee’s (or its delegate’s) interpretation of the Plan and of any Award or Notification of Award and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee (or its delegate) shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee (or its delegate) shall have discretionary authority to construe the terms of the Plan and any Award or Notification of Award made under the Plan.
3.2	Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
IV.	ELIGIBILITY TO PARTICIPATE

Participation in the Plan is limited to Eligible Employees.  An employee who is a Covered Employee for a Performance Period shall be eligible to participate in the Plan for the Performance Period. Prior to, or within an administratively reasonable period of time following, the beginning of a Performance Period, the Committee (or its delegate) shall determine which other employees are Eligible Employees for the Performance Period. An Eligible Employee (other than a Covered Employee) shall become a Participant only upon approval by the Committee (or its delegate) and compliance with such terms and conditions as the Committee (or its delegate) may from time to time establish for the implementation of the Plan.

V.	GENERAL TERMS OF THE AWARDS

A Participant’s Award for a Performance Period is determined as follows:

5.1	Form of Award. Awards under the Plan will be made in the form of cash.

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5.2	Establishing Maximum Dollar Amount Available for Awards under the Plan, Performance Goals, and Target Performance Awards. Prior to the beginning of a Performance Period or as soon thereafter as administratively reasonable, the Board shall determine the maximum dollar amount available for all Awards under the Plan for the Performance Period. Prior to the beginning of a Performance Period or as soon thereafter as administratively reasonable, but no later than the time permitted under Code Section 162(m), the Committee (or its delegate, in the case of Participants who are not Covered Employees) shall establish the Performance Goal or Goals and each Participant’s Target Performance Award. The Committee will notify each Participant of the Award, the criteria to earn the Award, and the grant date of the Award as soon as administratively practicable after the Committee makes this determination.
5.3	Calculation of Awards. Following the close of a Performance Period, the Committee (or its delegate) shall determine the actual Award payable to a Participant by (i) multiplying the percentage achievement of the Performance Goal against (ii) the Target Performance Award to determine the Participant’s Award for the Performance Period. No Award will be paid to a Participant if the percentage achievement of a Performance Goal is below any minimum level of performance established for such Performance Goal. In no event shall the aggregate of all Award payments under the Plan with respect to a Participant in any fiscal year exceed $5,000,000.
5.4	Adjustments and Certifications of Awards. Once the determination in section 5.3 is made, the Committee (or its delegate in the case of a Participant who is not a Covered Employee), as appropriate, shall review the amount of each Award and make any adjustments it, in its sole discretion, deems appropriate to the amount of the Award. In general, each Participant’s Award will be the amount pre-established (when the Performance Goals were established) for achievement of the Performance Goals at the achievement levels described in Section 5.2. However, at the discretion of the Committee or the Committee’s delegate, this amount may be increased (except in the case of a Participant who is a Covered Employee or executive officer of the Company) or decreased based upon such objective or subjective criteria, as it deems appropriate. The Committee, in its discretion, may decrease (but not increase) the amount in the case of a Covered Employee based upon such objective or subjective criteria as it deems appropriate.
5.5	162(m) Certification. In the case of Covered Employees, the Committee must certify the achievement of the Performance Goals in accordance with the requirements of Code Section 162(m) before any Award is paid.
VI.	PAYMENT TERMS
6.1	Timing of Award Payment. Except as provided in this Section 6.1 or in the Notification of Award, a Participant’s Award for a Performance Period shall be paid in a cash lump sum to the Participant after the audited financials for the Performance Period are completed, but no later the 15th day of the third month following the end of the Performance Period, unless a delay is otherwise permitted by Treas. Reg. Sec. 1.409A-1(b)(4). A Participant who is also eligible to Participate in the Flexsteel Industries, Inc. Deferred Compensation Plan may elect to defer some or all of any amount otherwise payable under this Section 6.1 to the extent permitted by such plan and Section 409A of the Code.
6.2	Change in Employment Status During Performance Period. In general, in order to receive a payment a Participant must be employed by the Company through the last day of the Performance Period. Notwithstanding the foregoing, if the Participant’s employment is terminated during a Performance Period due to death or the Participant becomes Disabled during the Performance Period (prior to a Separation from Service) the Participant (or the Participant’s beneficiary in the case of the Participant’s death) will be entitled to receive a pro rata portion of the Award if the Notification of Award expressly provides for such payment. The Notification of Award may also provide that a Participant will be entitled to a pro-rated portion of the Award otherwise payable to the Participant for a Performance Period if the Participant Separates from Service during a Performance Period on or after reaching the Participant’s Retirement Date, if a change in control (as defined in the Notification of Award) of the Company occurs, and under such other circumstances as the Committee (or its delegate) deems appropriate. The Notification of Award will specify any exception to the payment terms described in Section 6.1.

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6.3	Beneficiary. In the event that any amount becomes payable under the Plan by reason of the Participant’s death, such amount shall be paid to the beneficiary or beneficiaries designated by the Participant. Unless otherwise specified in the Notification of Award, such amount shall be paid to the beneficiary or beneficiaries at the same time such amount would have been paid to the Participant had the Participant survived. In order for such designation to be valid for purposes of the Plan, it must be completed and filed with the Company according to the rules established by the Company. If the Participant has not completed a beneficiary designation, or all such beneficiaries have predeceased the Participant, then any amount that becomes payable under the Plan by reason of the Participant’s death shall be paid to the personal representative of the Participant’s estate. If there is any question as to the legal right of any person to receive a distribution under the Plan by reason of the Participant’s death, the amount in question may, at the discretion of the Committee, be paid to the personal representative of the Participant’s estate, in which event the Company shall have no further liability to anyone with respect to such amount. This section 6.3 shall apply to all Awards granted under the Plan.
6.4	Forfeiture. A Notification of Award may provide that if a Participant has received or been entitled to an Award within six months before the Participant’s Separation from Service with the Company, the Committee, in its sole discretion, may require the Participant to return or forfeit the Award in the event of certain occurrences specified in the Notification of Award. The occurrences may, but need not, include termination for “cause” (as defined in the Notification of Award or, if applicable, as defined in any employment agreement between the Participant and the Company), competition with the Company, unauthorized disclosure of material proprietary information of the Company, a violation of applicable business ethics policies of the Company, a violation of applicable law, or any other occurrence specified in the Notification of Award within the period or periods of time specified in the Notification of Award.
6.5	Required Clawback. The Company reserves the right to require a Participant to pay back to the Company any amount received under an Award under the Plan to the extent required by law, under any applicable listing standard or under any applicable clawback policy adopted by the Company.
VII.	MISCELLANEOUS
7.1	No Guaranty of Employment. Neither the adoption nor maintenance of the Plan, the designation of an employee as an Eligible Employee, the setting of Performance Goals, nor the provision of any Award under the Plan shall be deemed to be a contract of employment between the Company and any employee. Nothing contained in the Plan shall give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time, nor shall it give the Company the right to require any employee to remain in its employ or to interfere with the employee’s right to terminate employment at any time.
7.2	Release. Any payment of an Award to or for the benefit of a Participant or beneficiary that is made in good faith by the Company in accordance with the Company’s interpretation of its obligations hereunder shall be in full satisfaction of all claims against the Company for payments under the Plan to the extent of such payment.
7.3	Notices. Any notice provided by the Company under the Plan may be posted to a Company-designated web-site.
7.4	Nonalienation. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind by any Participant or beneficiary.
7.5	Plan is Unfunded. All Awards under the Plan shall be paid from the general assets of the Company. No Participant shall be deemed to have, by virtue of being a Participant in the Plan, any claim on any specific assets of the Company such that the Participant would be subject to income taxation on any Award prior to distribution, and the rights of a Participant or beneficiary to any payment to which the Participant is otherwise entitled under the Plan shall be those of an unsecured general creditor of the Company.
7.6	Tax Liability. The Company may withhold from any Award payment or other compensation payable to or on behalf of a Participant or beneficiary such amounts as the Company determines are reasonably necessary to pay any taxes required to be withheld under applicable law.

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7.7	Captions. Article and section headings and captions are provided for purposes of reference and convenience only and shall not be relied upon in any way to construe, define, modify, limit, or extend the scope of any provision of the Plan.
7.8	Invalidity of Certain Plan Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed and enforced as if such provision had not been included.
7.9	Disputes
(a)	Claims Resolution; Initial Decision. Claims under the Plan shall be referred to the Company for initial decision. An initial decision shall be required as a condition precedent to mediation of any claim arising under the Plan, unless 30 days have passed after the claim has been referred to the Company with no decision having been rendered. The Company will review claims and within ten days of the receipt of a claim will take one or more of the following actions:
(i)	request additional supporting data from the claimant;
(ii)	reject the claim in whole or in part;
(iii)	approve the claim;
(iv)	suggest a compromise; or
(v)	advise the claimant that the Company is unable to resolve the claim if the Company lacks sufficient information to evaluate the merits of the claim.
If the Company requests the claimant to provide a response to a claim or to furnish additional supporting data, the claimant shall respond within 10 days after receipt of such a request and shall either:
(vi)	provide a response on the requested supporting data;
(vii)	advise the Company when the supporting data will be furnished; or
(viii)	advise the Company that no supporting data will be furnished.
Upon receipt of the response or supporting data, the Company will render an initial decision approving or rejecting the claim. The initial decision shall be final and binding on the parties, but subject to mediation and, if the Company and claimant fail to resolve their dispute through mediation, subject to binding arbitration.
(b)	Claims Resolution; Mediation. Either the Company or the claimant may file for mediation of the initial decision at any time, except that either the Company or the claimant may, within 30 days from the date of an initial decision, demand in writing that the other party file for mediation within 60 days of the initial decision. If such a demand is made and the party receiving the demand fails to file for mediation within the time required, then both parties waive their rights to mediate or pursue binding dispute resolution proceedings with respect to the initial decision.
If either the Company or the claimant files for mediation, the parties shall endeavor to resolve their claims by mediation, which, unless the parties mutually agree otherwise, shall be administered in accordance with the rules of the American Arbitration Association.
(c)	Claims Resolution; Binding Arbitration. Any claim subject to, but not resolved by mediation shall be subject to binding arbitration which, unless the parties mutually agree otherwise, shall be administered in accordance with the rules of the American Arbitration Association.

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The decision rendered by the arbitrator or arbitrators shall be final, binding, enforceable and non-appealable, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Mediation and Arbitration shall be conducted in Dubuque, Iowa. Cost of mediation and arbitration shall be equitably allocated among the parties as determined by the mediator or arbitrator.
7.9	No Other Agreements. The terms and conditions set forth herein constitute the entire understanding of the Company and the Participants with respect to the matters addressed herein.
7.10	Incapacity. In the event that any Participant is unable to care for the Participant’s affairs because of illness or accident, any payment due may be paid to the Participant’s duly qualified guardian or other appointed legal representative.
7.11	Applicable Law. The Plan and all rights under it shall be governed by and construed according to the laws of the State of Iowa.
VIII.	LIMITS OF LIABILITY
8.1	Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Notification of Award.
8.2	Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

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APPENDIX B

FLEXSTEEL INDUSTRIES, INC.

LONG-TERM INCENTIVE COMPENSATION PLAN

Effective July 1, 2013

I.	ESTABLISHMENT AND PURPOSE

Flexsteel Industries, Inc. is establishing the Flexsteel Industries, Inc. Long-Term Incentive Compensation Plan, effective July 1, 2013, for the benefit of its employees. The Plan is intended to align incentive compensation with performance measures that drive the Company’s market value. The Plan provides key personnel of the Company with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The terms of the Plan, as set forth herein, shall apply to Awards granted under the Plan on and after the Effective Date. As of the Effective Date, no further awards shall be made under the 2007 Long-Term Management Incentive Compensation Plan.

II.	DEFINITIONS
2.1	The capitalized terms used in the Plan have the meanings set forth below.
(a)	“Award” or “Awards” means an award of incentive compensation under the Plan granted to a Participant in accordance with the terms set forth herein.
(b)	“Board” means the Board of Directors of the Company, as constituted at the relevant time.
(c)	“CEO” means the Chief Executive Officer of the Company at the relevant time.
(d)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.
(e)	“Committee” means the Nominating and Compensation Committee of the Board, or any other committee of the Board consisting solely of two or more Non-Employee Directors designated by the Board to administer the Plan under Plan Section 3.1 and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code Section 162(m).
(f)	“Company” means Flexsteel Industries, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.
(g)	“Covered Employee,” as of a particular date, means a “covered employee” of the Company as of that date within the meaning of Code Section 162(m)(3), or any subsequent authority, or any individual whom the Committee in its judgment determines as of that date is likely to become a “covered employee” under Code Section 162(m)(3).
(h)	“Disability” or “Disabled,” with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Company-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits; provided, however that a Participant shall not be considered Disabled unless the Participant is considered “Disabled” within the meaning of Code Section 409A. A Participant shall not be considered to be “Disabled” unless the Participant furnishes proof of the Disability to the Company in such form and manner as the Company may require.
(i)	“Effective Date” means July 1, 2013, if the Plan is approved by the requisite vote of Shareholders at the 2013 Annual Meeting of Shareholders, or any adjournment thereof.

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(j)	“Eligible Employee,” for any Performance Period, means a Covered Employee and such other employees of the Company as may be designated to participate in the Plan for such Performance Period. An employee who is designated as eligible to participate in the Plan for a particular Performance Period is not necessarily eligible to participate in the Plan for any other Performance Period.
(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.
(l)	“Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.
(m)	“Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan:
(i)	if the common stock is listed on an established stock exchange or a national market system, including, without limitation, the NASDAQ Stock Market (including any tier thereof) or the New York Stock Exchange, the closing price per Share on that date, or if the established stock exchange or national market system was not open for trading on that date, the closing price per Share on the nearest day on which the established stock exchange or national market system was open for trading before that date, in either case, as reported by The Wall Street Journal or such other service selected in the discretion of the Committee;
(ii)	if the common stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the common stock on that date (or if no bid or asked prices were reported for that date, on the most recent trading day prior to that date for which such bid and asked prices were reported), as reported by The Wall Street Journal or such other service selected in the discretion of the Committee; or
(iii)	if clauses (i) and (ii) are inapplicable, what the Committee determines in good faith to be 100% of the Fair Market Value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

The determination of Fair Market Value shall be subject to adjustment as provided in Plan Section 14.

(n)	“Fundamental Change” means a dissolution or liquidation of the Company; a sale of substantially all of the assets of the Company; a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation; or a statutory share exchange involving capital stock of the Company.
(o)	“Insider,” as of a particular date, means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision. Generally, only Executive Officers, as defined in the Company’s governing documents, are considered “Insiders.”
(p)	“Non-Employee Director” means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).
(q)	“Notification of Award” means a written document containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee (or its delegate) shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee or its delegate) unless such amendments are deemed by the Committee or its delegate to be materially adverse to the Participant and not required as a matter of law or affect a Covered Employee in a manner inconsistent with the requirements of Code Section 162(m)).
(r)	“Participant” means a person to whom an Award is or has been made in accordance with the Plan.

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(s)	“Performance Goals,” of a Participant for a Performance Period, are the goals established for the Performance Period, the achievement of which is a condition for receiving an Award under the Plan. In the case of a Participant who is a Covered Employee, all Performance Goals must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the goal is attained. A Performance Goal is considered “pre-established” for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the goal. However, in no event will a Performance Goal be considered to be pre-established if it is established after 25% of a Performance Period has elapsed. A Performance Goal is considered “objective” if a third party having knowledge of the relevant facts could determine whether the goal is met. A formula or standard is considered “objective” if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. A Performance Goal may be adjusted in accordance with Code Section 162(m) during a Performance Period to prevent dilution or enlargement of an Award as a result of extraordinary events or circumstances as determined by the Committee or to exclude the effects of extraordinary, unusual or nonrecurring events, changes in accounting principles, discontinued operations, acquisitions, divestitures and material restructuring charges. Performance Goals may be based on one or more of the following criteria and may be based on attainment of a particular level of or positive change in consolidated (company-wide) or subsidiary, division or operating unit financial measures: (1) pre-tax or after-tax income (before or after allocation of corporate overhead and incentive compensation), (2) net income, (3) reduction in expenses, (4) operating income, (5) earnings (including earnings before taxes, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization), (6) gross revenue, (7) working capital, (8) profit margin or gross profits, (9) share price, (10) cash flow, free cash flow or cash flow per share (before or after dividends), (11) cash flow return on investment, (12) return on capital (including return on total capital or return on invested capital), (13) return on assets or net assets, (14) market share, (15) pre-tax or after-tax earnings per share, (16) operating earnings per share, (17) total stockholder return, (18) growth measures, including revenue growth, as compared with a peer group or other benchmark, (19) economic value-added models or equivalent metrics, (20) comparisons with various stock market indices, (21) improvement in or attainment of expense levels or working capital levels, (22) operating margins, gross margins or cash margins, (23) year-end cash, (24) debt reductions, (25) stockholder equity, (26) regulatory achievements, (27) implementation, completion or attainment of measurable objective with respect to research, development, products or projects, production volume levels, acquisitions and divestitures, (28) leadership, recruiting, developing and maintaining personnel, (29) customer satisfaction, (30) operating efficiency, productivity ratios, (31) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals (including accomplishing regulatory approval for projects), cost or cost savings targets, accomplishing critical milestones for projects, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the applicable period).
(t)	“Performance Period” means the period of time as specified in a Notification of Award over which Performance Units are to be earned.
(u)	“Performance Unit” means the right to receive a Share in the future provided that the requisite Performance Goals for payment of the Share are satisfied, as set forth in the Notification of Award.
(v)	“Plan” means this Flexsteel Industries, Inc. Long Term Incentive Plan, as may be amended and in effect from time to time.
(w)	“Retirement Date,” of a Participant, means the date on which the Participant has attained the age of 62.
(x)	“Section 16” or “Section 16(b)” means Section 16 or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

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(y)	“Separation from Service,” of a Participant, has the meaning set forth in Code Section 409A(a)(2)(A)(i).
(z)	“Share” means a share of Stock.
(aa)	“Shareholders” mean the owners of the Shares.
(bb)	“Stock” means the common stock, par value $1.00 per share, of the Company.
III.	ADMINISTRATION
3.1	Administration
(a)	The Committee shall administer the Plan. The Committee shall have exclusive power to:
(i)	make Awards,
(ii)	determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and
(iii)	determine whether, to what extent and under what circumstances Awards may be canceled, forfeited or suspended. Each Award shall be subject to a Notification of Award authorized by the Committee (or its delegate). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee.
(b)	Notwithstanding anything in Section 3.1(a) to the contrary, the CEO shall have the authority to carry out the functions described in Section 3.1(a) with respect to Employees who are not Covered Employees or Insiders, provided that the aggregate dollar amount of all Awards granted by the CEO for any Performance Period shall not exceed such percentage of the dollar amount authorized by the Board pursuant to Section 6.2 for all Awards granted under the Plan for the Performance Period, as shall be determined by the Committee from time to time. The CEO shall be considered the Committee’s delegate for these purposes under the Plan.
(c)	To the extent within its discretion the Committee (or its delegate) may amend the terms and conditions of any outstanding Award.
(d)	It is the intent that the Plan and all Awards granted pursuant to it shall be administered so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.
(e)	The Committee’s (or its delegate’s) interpretation of the Plan and of any Award or Notification of Award made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee (or its delegate) shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee (or its delegate) shall have discretionary authority to construe the terms of the Plan and any Award or Notification of Award made under the Plan.
3.2	Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting

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from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
IV.	SHARES AVAILABLE UNDER THE PLAN; OTHER PLAN MAXIMUMS
4.1	Share Counting Rules
(a)	The number of Shares available for distribution under the Plan shall not exceed 700,000 (subject to adjustment pursuant to Plan Section XII).
(b)	Any Shares subject to the terms and conditions of an Award under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan.
(c)	Any undistributed portion of any terminated or forfeited Award shall be available for further Awards.
(d)	For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards, where appropriate:
(i)	where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award;
(ii)	Shares withheld by the Company to satisfy the tax withholding obligations related to any Award under the Plan shall be counted against the number of Shares available for Awards under the Plan.
(e)	No fractional Shares may be issued under the Plan. Any fractional Shares shall be rounded down to the nearest whole number of Shares.
4.2	The maximum dollar amount (which will be converted to Shares pursuant to Section 6.3) that may be paid to a Participant in any fiscal year of the Company under the Plan is $5,000,000.
V.	ELIGIBILITY TO PARTICIPATE

Participation in the Plan is limited to Eligible Employees.  An employee who is a Covered Employee for a Performance Period shall be eligible to participate in the Plan for the Performance Period. Prior to, or within an administratively reasonable period of time following, the beginning of a Performance Period, the Committee, or its delegate, shall determine which other employees are Eligible Employees for the Performance Period. An Eligible Employee (other than a Covered Employee) shall become a Participant only upon approval by the Committee or its delegate and compliance with such terms and conditions as the Committee (or its delegate) may from time to time establish for the implementation of the Plan.

VI.	GENERAL TERMS OF THE AWARDS
6.1	Form of Award. Awards under the Plan will be distributed to Participants in the form of Shares. For purposes of Section 409A and other Code provisions, the Awards will be considered Performance Units until converted to Shares.

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6.2	Establishing Maximum Dollar Amount Available for Awards under the Plan, Performance Goals, and Target Performance Awards. Prior to the beginning of a Performance Period or as soon thereafter as administratively reasonable, the Board shall determine the maximum dollar amount available for all Awards under the Plan for the Performance Period. Prior to the beginning of a Performance Period or as soon thereafter as administratively reasonable, but no later than the time permitted under Code Section 162(m), the Committee (or its delegate, in the case of Participants who are not Covered Employees) shall establish the Performance Goal or Goals and each Participant’s Target Performance Award. The Committee will notify each Participant of the Award, the criteria to earn the Award, and the grant date of the Award as soon as administratively practicable after the Committee makes this determination.
6.3	Calculation of Awards. Following the close of a Performance Period, the Committee (or its delegate) shall determine the extent to which a Participant’s Performance Goals were achieved and the dollar amount associated therewith. The Committee (or its delegate) shall then determine the number of Performance Units earned by the Participant by dividing such dollar amount by the Fair Market Value of a Share on the grant date of the Award to determine the Participant’s Award (in the form of Performance Units) for the Performance Period. However, at the discretion of the Committee or the Committee’s delegate, this amount may be increased (except in the case of a Participant who is a Covered Employee or executive officer of the Company) or decreased based upon such objective or subjective criteria, as it deems appropriate. The Committee, in its discretion, may decrease (but not increase) the amount in the case of a Covered Employee based upon such objective or subjective criteria as it deems appropriate. The number of Performance Units earned will be adjusted for any declared Stock dividends or stock splits during the Performance Period. No Award will be paid to a Participant if the percentage achievement of a Performance Goal is below any minimum level of performance established for such Performance Goal.
6.4	162(m) Certification. In the case of Covered Employees the Committee must certify the achievement of the Performance Goals in accordance with the requirements of Code Section 162(m) before any Award is paid.
VII.	PAYMENT TERMS
7.1	Timing of Award Payment. Except as provided in this Section 7.1 or in the Notification of Award a Participant’s Performance Units for a Performance Period shall be converted to Shares which shall be delivered to the Participant after the audited financials for the Performance Period are completed, but no later the 15th day of the third month following the end of the Performance Period. A Participant who is also eligible to Participate in the Flexsteel Industries, Inc. Deferred Compensation Plan may elect to defer some or all of any amount otherwise payable under this Section 7.1 to the extent permitted by such plan and Section 409A of the Code.
7.2	Change in Employment Status During Performance Period. In general, in order to receive a payment under the Plan for a Performance Period a Participant must be employed by the Company through the last day of the Performance Period. Notwithstanding the foregoing, if the Participant’s employment is terminated during a Performance Period due to death or the Participant becomes Disabled during the Performance Period (prior to a Separation from Service) the Participant (or the Participant’s beneficiary in the case of the Participant’s death) will be entitled to receive a pro rata portion of the Award if the Notification of Award expressly provides for such payment. The Notification of Award may also provide that a Participant will be entitled to a pro-rated portion of the Award otherwise payable to the Participant for a Performance Period if the Participant Separates from Service during a Performance Period on or after reaching the Participant’s Retirement Date, if a change in control (as defined in the Notification of Award) of the Company occurs, and under such other circumstances as the Committee (or its delegate) deems appropriate. The Notification of Award will specify any exception to the payment terms described in Section 7.1.
7.3	Rights as Shareholder. Each Notification of Award shall provide that a Participant shall have no rights as a shareholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares.
7.4	Transferability. During the lifetime of a Participant to whom an Award is granted, only that Participant (or the Participant’s legal representative) may receive payment with respect to Performance Units. No Award of Performance Units may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a beneficiary in the event of a Participant’s death; any attempted transfer in violation of this Section 7.4 shall be void and of no effect.

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7.5	Acceleration and Adjustment. To the extent consistent with Code Sections 409A and 162(m), the Notification of Award may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon the occurrence of certain events, which may, but need not include, without limitation, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant’s title or employment responsibilities, the Participant’s death, Disability or reaching the Participant‘s Retirement Date, or a reclassification, Stock dividend, Stock split or Stock combination as provided in Plan Section XII.
VIII.	DURATION OF THE PLAN

The Plan shall remain in effect until terminated pursuant to Section 11.

IX.	NO GUARANTY OF EMPLOYMENT

Neither the adoption nor maintenance of the Plan, the designation of an employee as an Eligible Employee, the setting of Performance Goals, nor the provision of any Award under the Plan shall be deemed to be a contract of employment between the Company and any employee. Nothing contained in the Plan shall give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time, nor shall it give the Company the right to require any employee to remain in its employ or to interfere with the employee’s right to terminate employment at any time.

X.	TAX WITHHOLDING

The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may, in its discretion, require that the individual cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws; provided, however, that in the case of Share withholding, the amount withheld may not exceed the amount determined by applying the Participant’s (or beneficiary’s) minimum statutory withholding rate.

XI.	AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN
11.1	The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in 11.2 below, the Committee (or its delegate) may at any time alter or amend any or all Notifications of Award under the Plan to the extent permitted by law.
11.2	No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or beneficiary under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Notification of Award or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Section XII does not adversely affect these rights.
XII.	ADJUSTMENT FOR CHANGES IN CAPITALIZATION

In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; or (b) the number and type of Shares (or other securities or other property) subject to outstanding Awards.

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XIII.	FORFEITURES
13.1	Forfeiture. A Notification of Award may provide that if a Participant has received or been entitled to an Award within six months before the Participant’s Separation from Service with the Company, the Committee, in its sole discretion, may require the Participant to return or forfeit the Award in the event of certain occurrences specified in the Notification of Award. The occurrences may, but need not, include termination for “cause” (as defined in the Notification of Award or, if applicable, as defined in any employment agreement between the Participant and the Company), competition with the Company, unauthorized disclosure of material proprietary information of the Company, a violation of applicable business ethics policies of the Company, a violations of applicable law, or any other occurrence specified in the Notification of Award within the period or periods of time specified in the Notification of Award.
13.2	Required Clawback. The Company reserves the right to require a Participant to pay back to the Company all Shares received under the Plan to the extent required by law, under any applicable listing standard or under any applicable clawback policy adopted by the Company.
XIV.	CORPORATE MERGERS, ACQUISITIONS, ETC.

Subject to Code Sections 409A and 162(m), the Committee may grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

XV.	UNFUNDED PLAN

The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company, and a Participant or beneficiary. To the extent any person acquires a right to receive an Award under the Plan; this right shall be no greater than the right of an unsecured general creditor of the Company.

XVI.	LIMITS OF LIABILITY
16.1	Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Notification of Award.
16.2	Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.
XVII.	COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS

No certificate for Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed.

XVIII.	OTHER BENEFIT AND COMPENSATION PROGRAMS

Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

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XIX.	BENEFICIARY UPON PARTICIPANT’S DEATH

In the event that any amount becomes payable under the Plan by reason of the Participant’s death, such amount shall be paid to the beneficiary or beneficiaries designated by the Participant. Unless otherwise specified in the Notification of Award, such amount shall be paid to the beneficiary or beneficiaries at the same time such amount would have been paid to the Participant had the Participant survived. In order for such designation to be valid for purposes of the Plan, it must be completed and filed with the Company according to the rules established by the Company. If the Participant has not completed a beneficiary designation, or all such beneficiaries have predeceased the Participant, then any amount that becomes payable under the Plan by reason of the Participant’s death shall be paid to the personal representative of the Participant’s estate. If there is any question as to the legal right of any person to receive a distribution under the Plan by reason of the Participant’s death, the amount in question may, at the discretion of the Committee, be paid to the personal representative of the Participant’s estate, in which event the Company shall have no further liability to anyone with respect to such amount. This section 19 shall apply to all Awards granted under the Plan.

XX.	REQUIREMENTS OF LAW
20.1	To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Iowa without regard to its conflicts-of-law principles and shall be construed accordingly.
20.2	If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
XXI.	COMPLIANCE WITH CODE SECTION 409A

Any benefit under the Plan that is or becomes subject to Code Section 409A is intended to comply with the requirements of Code Section 409A, and the benefit will administered, and any Plan term governing such benefit will be interpreted accordingly. Notwithstanding any other provision in this Plan or any Notification of Award to the contrary, if at the time of the Participant’s Separation from Service, the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, distributions made on account of the Participant’s Separation from Service that are subject to Code Section 409A may not be made before the date that is six months after the Participant’s Separation from Service. In such instance, and notwithstanding the payment terms under an individual Notification of Award, distributions will commence on the first day of the seventh month following the Separation from Service and the first monthly distribution shall include the aggregate payments (if any) that were delayed pursuant to this paragraph. For purposes of this Plan, any series of installment payments to which a Participant may be entitled under any Award shall be treated as a right to a series of separate payments.

XXII.	DISPUTES
22.1	Claims Resolution; Initial Decision. Claims under the Plan shall be referred to the Company for initial decision. An initial decision shall be required as a condition precedent to mediation of any claim arising under the Plan, unless 30 days have passed after the claim has been referred to the Company with no decision having been rendered. The Company will review claims and within ten days of the receipt of a claim will take one or more of the following actions:
(a)	request additional supporting data from the claimant;
(b)	reject the claim in whole or in part;
(c)	approve the claim;
(d)	suggest a compromise; or
(e)	advise the claimant that the Company is unable to resolve the claim if the Company lacks sufficient information to evaluate the merits of the claim.

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If the Company requests the claimant to provide a response to a claim or to furnish additional supporting data, the claimant shall respond within 10 days after receipt of such a request and shall either:

(a)	provide a response on the requested supporting data;
(b)	advise the Company when the supporting data will be furnished; or
(c)	advise the Company that no supporting data will be furnished.

Upon receipt of the response or supporting data, the Company will render an initial decision approving or rejecting the claim. The initial decision shall be final and binding on the parties, but subject to mediation and, if the Company and claimant fail to resolve their dispute through mediation, subject to binding arbitration.

8.3	Claims Resolution; Mediation. Either the Company or the claimant may file for mediation of the initial decision at any time, except that either the Company or the claimant may, within 30 days from the date of an initial decision, demand in writing that the other party file for mediation within 60 days of the initial decision. If such a demand is made and the party receiving the demand fails to file for mediation within the time required, then both parties waive their rights to mediate or pursue binding dispute resolution proceedings with respect to the initial decision.
If either the Company or the claimant files for mediation, the parties shall endeavor to resolve their claims by mediation, which, unless the parties mutually agree otherwise, shall be administered in accordance with the rules of the American Arbitration Association.
8.4	Claims Resolution; Binding Arbitration. Any claim subject to, but not resolved by mediation shall be subject to binding arbitration which, unless the parties mutually agree otherwise, shall be administered in accordance with the rules of the American Arbitration Association.

The decision rendered by the arbitrator or arbitrators shall be final, binding, enforceable and non-appealable, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Mediation and Arbitration shall be conducted in Dubuque, Iowa. Cost of mediation and arbitration shall be equitably allocated among the parties as determined by the mediator or arbitrator.

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APPENDIX C

FLEXSTEEL INDUSTRIES, INC.

OMNIBUS STOCK PLAN

Effective, July 1, 2013

I.	ESTABLISHMENT AND PURPOSE

Flexsteel Industries, Inc. is establishing the Flexsteel Industries, Inc. Omnibus Stock Plan, effective July 1, 2013, for the benefit of its employees. The Plan is intended to align incentive compensation with performance measures that drive the Company’s market value. The Plan provides key personnel of the Company with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The Plan is also intended to provide Non-Employee Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Non-Employee Directors for their contributions to the Company and to aid in attracting and retaining Non-Employee Directors. As of the Effective Date, no further awards shall be made under the Company’s 2006 and 2009 Stock Option Plans.

II.	DEFINITIONS
2.1	The capitalized terms used in the Plan have the meanings set forth below.
(a)	“Award” or “Awards” means a grant made under the Plan in the form of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights or Performance Units.
(b)	“Board” means the Board of Directors of the Company, as constituted at the relevant time.
(c)	“CEO” means the Chief Executive Officer of the Company at the relevant time.
(d)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.
(e)	“Committee” means the Nominating and Compensation Committee of the Board, or any other committee of the Board consisting solely of two or more Non-Employee Directors designated by the Board to administer the Plan under Plan Section 3.1 and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code Section 162(m).
(f)	“Company” means Flexsteel Industries, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.
(g)	“Covered Employee,” as of a particular date, means a “covered employee” of the Company as of that date within the meaning of Code Section 162(m)(3), or any subsequent authority, or any individual whom the Committee in its judgment determines as of that date is likely to become a “covered employee” under Code Section 162(m)(3).
(h)	“Disability or Disabled,” with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Company-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits; provided, however that a Participant shall not be considered Disabled unless he or she is considered “Disabled” within the meaning of Code Section 409A. A Participant shall not be considered to be “Disabled” unless the Participant furnishes proof of the Disability to the Company in such form and manner as the Company may require.
(i)	“Effective Date” means July 1, 2013, if the Plan is approved by the requisite vote of Shareholders at the 2013 Annual Meeting of Shareholders, or any adjournment thereof.
(j)	“Employee” means an employee (including an officer or director who is also an employee) of the Company.

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(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.
(l)	“Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.
(m)	“Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan:
(i)	if the common stock is listed on an established stock exchange or a national market system, including, without limitation, the NASDAQ Stock Market (including any tier thereof) or the New York Stock Exchange, the closing price per Share on that date, or if the established stock exchange or national market system was not open for trading on that date, the closing price per Share on the nearest day on which the established stock exchange or national market system was open for trading before that date, in either case, as reported by The Wall Street Journal or such other service selected in the discretion of the Committee;
(ii)	if the common stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the common stock on that date (or if no bid or asked prices were reported for that date, on the most recent trading day prior to that date for which such bid and asked prices were reported), as reported by The Wall Street Journal or such other service selected in the discretion of the Committee; or
(iii)	if clauses (i) and (ii) are inapplicable, what the Committee determines in good faith to be 100% of the Fair Market Value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation, provided that the determination shall be consistent with the requirements of Code Section 409A.

The determination of Fair Market Value shall be subject to adjustment as provided in Plan Section 16.

(n)	“Fundamental Change” means a dissolution or liquidation of the Company; a sale of substantially all of the assets of the Company; a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation; or a statutory share exchange involving capital stock of the Company.
(o)	“Incentive Stock Option” means an Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.
(p)	“Insider,” as of a particular date, means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision. Generally, only Executive Officers, as defined in the Company’s governing documents, are considered “Insiders.”
(q)	“Non-Employee Director” means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).
(r)	“Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.
(s)	“Notification of Award” means a written document containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee (or its delegate) shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee or its delegate) unless such amendments are deemed by the Committee or its delegate to be materially adverse to the Participant and not required as a matter of law or affect a Covered Employee in a manner inconsistent with the requirements of Code Section 162(m)).

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(t)	“Option” means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.
(u)	“Participant” means a person to whom an Award is or has been made in accordance with the Plan.
(v)	“Performance Goals,” of a Participant for a Performance Period, are the goals established for the Performance Period, the achievement of which is a condition for receiving an Award under the Plan. In the case of a Participant who is a Covered Employee, all Performance Goals must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the goal is attained. A Performance Goal is considered “pre-established” for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the goal. However, in no event will a Performance Goal be considered to be pre-established if it is established after 25% of a Performance Period has elapsed. A Performance Goal is considered “objective” if a third party having knowledge of the relevant facts could determine whether the goal is met. A formula or standard is considered “objective” if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant. A Performance Goal may be adjusted in accordance with Code Section 162(m) during a Performance Period to prevent dilution or enlargement of an Award as a result of extraordinary events or circumstances as determined by the Committee or to exclude the effects of extraordinary, unusual or nonrecurring events, changes in accounting principles, discontinued operations, acquisitions, divestitures and material restructuring charges. Performance Goals may be based on one or more of the following criteria and may be based on attainment of a particular level of or positive change in consolidated (company-wide) or subsidiary, division or operating unit financial measures: (1) pre-tax or after-tax income (before or after allocation of corporate overhead and incentive compensation), (2) net income, (3) reduction in expenses, (4) operating income, (5) earnings (including earnings before taxes, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization), (6) gross revenue, (7) working capital, (8) profit margin or gross profits, (9) share price, (10) cash flow, free cash flow or cash flow per share (before or after dividends), (11) cash flow return on investment, (12) return on capital (including return on total capital or return on invested capital), (13) return on assets or net assets, (14) market share, (15) pre-tax or after-tax earnings per share, (16) operating earnings per share, (17) total stockholder return, (18) growth measures, including revenue growth, as compared with a peer group or other benchmark, (19) economic value-added models or equivalent metrics, (20) comparisons with various stock market indices, (21) improvement in or attainment of expense levels or working capital levels, (22) operating margins, gross margins or cash margins, (23) year-end cash, (24) debt reductions, (25) stockholder equity, (26) regulatory achievements, (27) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures, (28) leadership, recruiting, developing and maintaining personnel, (29) customer satisfaction, (30) operating efficiency, productivity ratios, (31) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals (including accomplishing regulatory approval for projects), cost or cost savings targets, accomplishing critical milestones for projects, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the applicable period).
(w)	“Performance Period” means the period of time specified in a Notification of Award over which Performance Units are earned.
(x)	“Performance Unit” means the right to receive a Share in the future provided that the requisite Performance Goals for payment of the Share are satisfied, as set forth in the Notification of Award.
(y)	“Plan” means this Flexsteel Industries, Inc. Omnibus Stock Plan, as may be amended and in effect from time to time.

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(z)	“Restricted Stock” means Stock granted under Plan Section 7, so long as such Stock remains subject to the restrictions set forth in the Notification of Award.
(aa)	“Restricted Stock Unit” means the right to receive a Share in the future granted under Section 8 of the Plan provided that the requisite restrictions and conditions for payment of the Share are satisfied, as set forth in the Notification of Award.
(bb)	“Retirement Date,” of a Participant, means the date on which the Participant has attained the age of 62.
(cc)	“Section 16” or “Section 16(b)” means Section 16 or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.
(dd)	“Separation from Service,” of a “Participant,” has the meaning set forth in Code Section 409A(a)(2)(A)(i).
(ee)	“Share” means a share of Stock.
(ff)	“Shareholders” mean the owners of the Shares.
(gg)	“Stock” means the common stock, par value $1.00 per share, of the Company.
(hh)	“Stock Appreciation Right” means a right, the value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Section 10 of the Plan.
(ii)	“Term” means the period during which the restrictions or terms and conditions placed on Restricted Stock, Restricted Stock Units or Performance Units are in effect or during which an Option or Stock Appreciation Right may be exercised.
III.	ADMINISTRATION AND INDEMNIFICATION
3.1	Administration.
(a)	The Committee shall administer the Plan. The Committee shall have exclusive power to:
(i)	make Awards,
(ii)	determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and
(iii)	determine whether, to what extent and under what circumstances Shares or other Awards, may be or canceled, forfeited or suspended. Each Award shall be subject to a Notification of Award authorized by the Committee (or its delegate). A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Notwithstanding the foregoing, the Board shall have the sole and exclusive power to administer the Plan with respect to Awards granted to Non-Employee Directors.
(b)	To the extent within its discretion and subject to Plan Sections 15 and 16, other than price, the Committee (or its delegate) may amend the terms and conditions of any outstanding Award.
(c)	It is the intent that the Plan and all Awards granted pursuant to it shall be administered so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

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(d)	The Committee’s interpretation of the Plan and of any Award or Notification of Award made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Notification of Award made under the Plan.
3.2	Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
IV.	SHARES AVAILABLE UNDER THE PLAN; OTHER PLAN MAXIMUMS
4.1	The number of Shares available for distribution under the Plan shall not exceed 700,000 (subject to adjustment pursuant to Plan Section 16).
4.2	Any Shares subject to the terms and conditions of an Award under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan.
4.3	Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award shall be available for further Awards.
4.4	If the purchase price of any Shares with respect to an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares delivered to the Participant, net of the Shares delivered to the Company or attested to, shall be deemed delivered for purposes of determining the number of Shares available for further Awards.
4.5	For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards where appropriate:
(a)	Each Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;
(b)	An Award (other than an Option) payable in some other security shall be deemed to be equal to the number of Shares to which it relates;
(c)	Where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award; and
(d)	Where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award shall be deemed to be the equivalent of the maximum number of Shares available under the largest single Award.
(e)	Shares withheld by the Company to exercise Options or to satisfy the tax withholding obligations related to any Award under the Plan shall be counted against the number of Shares available for Awards under the Plan.

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Additional rules for determining the number of Shares granted under the Plan may be made by the Committee as it deems necessary or desirable.

4.6	No fractional Shares may be issued under the Plan. Any fractional Shares shall be rounded down to the nearest whole number of Shares.
4.7	The maximum number of Shares that may be awarded to a Participant under the Plan in any fiscal year of the Company, by form of Award, is as follows:
(a)	Restricted Stock: 30,000 Shares;
(b)	Restricted Stock Units: 30,000 Shares;
(c)	Shares purchasable under Options (including Non-Statutory Stock Options and Incentive Stock Options): 30,000 Shares;
(d)	Shares with respect to which Stock Appreciation Rights may be exercised: 30,000 Shares; and
(e)	Performance Units: 30,000 Shares.
V.	ELIGIBILITY TO PARTICIPATE

Participation in the Plan shall be limited to Employees and members of the Company’s Board. The granting of Awards is solely at the discretion of the Committee (or its delegate), except that Incentive Stock Options may only be granted to Employees. References herein to “employed,” “employment” or similar terms (except “Employee”) shall include providing services as a member of the Company’s Board.

VI.	GENERAL TERMS OF THE AWARDS
6.1	Amount and Conditions of Award. Prior to the beginning of a fiscal year of the Company, or as soon thereafter as administratively reasonable, the Board shall determine the maximum number of Shares available for all Awards under the Plan for the fiscal year. Each Notification of Award shall set forth the Participant’s number of Shares of Restricted Stock, Restricted Stock Units, and Performance Units subject to the Notification of Award, or the number of Shares to which the Option subject to the Notification of Award applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Notification of Award is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion, which may include conditions on Options or Stock Appreciation Rights becoming exercisable.
6.2	Term. Each Notification of Award shall set forth the Term of the Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or the Performance Period for the Performance Units, as the case may be. Acceleration of the expiration of the applicable Term is permitted upon such terms and conditions as shall be set forth in the Notification of Award, which may, but need not, include, without limitation, acceleration in the event of the Participant’s death, Disability or reaching his or her Retirement Date.
6.3	Transferability. During the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant’s legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Restricted Stock Units, Options, Stock Appreciation Rights or Performance Units may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a beneficiary in the event of a Participant’s death. Any attempted transfer in violation of this Section 6.3 shall be void and of no effect.
6.4	Rights as Shareholder. Each Notification of Award shall provide that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

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VII.	RESTRICTED STOCK AWARDS
7.1	Nature of Award. An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Notification of Award. The Committee (or its delegate) may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee (or its delegate), in its sole discretion, may determine.
7.2	Restrictions on Stock Certificate. Except as otherwise provided in the applicable Notification of Award, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Notification of Award.
7.3	Terms and Conditions of Award. The Notification of Award shall describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a beneficiary.
7.4	Rights of a Shareholder. Unless otherwise provided in the Notification of Award, a Participant with a Restricted Stock Award shall have all the rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.
7.5	Separation from Service. In general, a Participant must satisfy all of the terms and conditions of a Restricted Stock Award in order for the restrictions on the Shares subject to the Award to lapse. If a Participant Separates from Service before satisfaction of these terms and conditions, the Participant will immediately forfeit the Award. However, unless otherwise provided in the Notification of Award, if a Participant has a Separation from Service during the Term of a Restricted Stock Award because of the Participant’s death or Disability all restrictions shall lapse with respect to a number of Shares of Restricted Stock under the Award that has been prorated for the portion of the Term of the Award prior to the Participant’s Separation from Service. The Notification of Award may provide for other circumstances, including, but without limitation, Separation from Service on or after reaching the Participant’s Retirement Date, or change in control (as defined in the Notification of Award) of the Company, under which the Participant may receive a prorated Award. Any Shares of Restricted Stock as to which restrictions do not lapse under the preceding sentences or under the Notification of Award shall terminate at the date of the Participant’s Separation from Service and such Shares of Restricted Stock shall be forfeited to the Company.
VIII.	RESTRICTED STOCK UNIT AWARDS
8.1	Nature of Award. An Award of Restricted Stock Units shall consist of the right to receive Shares in the future provided that certain restrictions or conditions are satisfied. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.
8.2	Terms and Conditions of Award. The Notification of Award shall describe the terms and conditions required to be satisfied in order for the Participant to be entitled to payment of the Shares subject to the Award.
8.3	No Rights of a Shareholder. Shares shall not be issued to the Participant until and unless the restrictions and conditions described in Section 8.2 are satisfied, or at such later date as may be provided in the Notification of Award or other document.
8.4	Separation from Service. In general, a Participant must satisfy all of the terms and conditions of a Restricted Stock Unit Award in order to be entitled to receive the Shares subject to the Award. If a Participant Separates from Service before satisfaction of these terms and conditions, the Participant will immediately forfeit the Award. However, unless otherwise provided in the Notification of Award, if a Participant has a Separation from Service during the Term of a Restricted Stock Unit Award because of the Participant’s death or Disability all restrictions shall lapse with respect to a number of Shares under the Award that has been prorated for the portion of the Term of the Award prior to the Participant’s Separation

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from Service. The Notification of Award may provide for other circumstances, including Separation from Service on or after reaching the Participant’s Retirement Date, under which the Participant may receive a prorated Award. Any Restricted Stock Units as to which restrictions do not lapse under the preceding sentences or under the Notification of Award shall terminate at the date of the Participant’s Separation from Service and such Shares of Restricted Stock shall be forfeited to the Company.
IX.	STOCK OPTIONS
9.1	Terms of All Options
(a)	An Option shall be granted pursuant to a Notification of Award as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Notification of Award, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Plan Sections 9.2 and 19).
(b)	The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Notification of Award may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares, or exercise the Option in a “net exercise,” by which the number of Shares distributed to the Participant is reduced by the aggregate purchase price of the Shares being exercised divided by the then Fair Market Value of a Share. The purchase price may also be payable in cash or by delivery or tender of Shares (by actual delivery or attestation) having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option, or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted. Notwithstanding anything in this Section 9.1(b) to the contrary, a Participant exercising an Option shall not be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.
(c)	Each Option shall be exercisable in whole or in part on the terms provided in the Notification of Award. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.
(d)	Upon receipt of notice of exercise and payment of the purchase price of the Shares subject to the Option, the Company shall deliver the Shares to the Participant.

(e)                 In no event shall an Option be exercisable after the expiration of its Term.

9.2	Separation from Service. Unless otherwise provided in the Notification of Award:
(a)	If a Participant has a Separation from Service because of the Participant’s death, then any Option that has not expired or been terminated shall become exercisable in full and may be exercised by the Participant’s beneficiary at any time, or from time to time, within one year after the date of the Participant’s death.
(b)	If a Participant has a Separation from Service due to Disability, then any Option that has not expired or been terminated shall become exercisable in full, and the Participant or the Participant’s beneficiary may exercise such Option at any time, or from time to time, within one year after the Participant’s Separation from Service.
(c)	If a Participant has a Separation from Service on or after the Participant’s Retirement Date, then any Non-Statutory Stock Option that has not expired or been terminated shall remain exercisable for three years after the Participant’s Separation from Service, but, unless otherwise provided in the Notification of Award, only to the extent that such Non-Statutory Stock Option was exercisable immediately prior to such Participant’s Separation from Service; provided, however, that if the Participant is an Non-Employee Director, the Non-Statutory Stock Option shall remain exercisable until the expiration of the Term after such Non-Employee Director ceases to be a member of the Board, but, unless otherwise provided in the Notification of Award, only to the extent that such Non-Statutory Stock Option was exercisable immediately prior to such Non-Employee Director ceasing to be a member of the Board.

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(d)	If a Participant has a Separation from Service for any reason other than death or other than following his or her Disability or Retirement Date, then any Option that has not expired or been terminated shall, unless the Committee shall otherwise provide in the Notification of Award, remain exercisable for three months after Separation from Service, but only to the extent that such Option was exercisable immediately prior to the Separation from Service; provided, however, that if the Participant is a Non-Employee Director, the Option shall remain exercisable until the expiration of the Term after such Non-Employee Director ceases to be a member of the Board, but only to the extent that such Option or was exercisable immediately prior to such Non-Employee Director ceasing to be a member of the Board.
9.3	Special Rules for Incentive Stock Options. In addition to (or in lieu thereof) the other terms and conditions applicable to all Options:
(a)	The aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options held by a Participant first become exercisable in any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code). To the extent an Option or Options granted to a Participant exceed this limit, the Option or Options shall be treated as a Non-Statutory Stock Option.
(b)	An Incentive Stock Option shall not be exercisable more than ten (10) years after the date of grant (or such other limit as may be required by the Code).
(c)	An Incentive Stock Option shall not be exercisable more than one year after termination of the Participant’s employment with the Company if the Participant’s employment with the Company terminates because of the Participant’s death or disability or more than three months after termination of the Participant’s employment if the Participant’s employment terminates for any reason other than death or disability. For purposes hereof, “disability” has the meaning set forth in Code Section 422(c)(6).
(d)	The Notification of Award covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.
(e)	No Participant may receive an Incentive Stock Option if at the time the Award is granted the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless (1) the purchase price for that Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant, and (2) the Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.
X.	STOCK APPRECIATION RIGHTS
10.1	Nature of Award. An Award of a Stock Appreciation Right shall entitle the Participant (or a beneficiary), subject to terms and conditions determined by the Committee (or its delegate) to receive upon exercise of the Stock Appreciation Right, all or a portion of the excess of the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right.
10.2	Connection with Other Awards. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee (or its delegate) may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa.
10.3	Terms of Award. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Notification of Award. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated.

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10.4	Payment. Upon exercise of a Stock Appreciation Right, payment to the Participant or a beneficiary shall be made in a lump sum. Payment shall be made in the form of Shares. The Notification of Award may provide for a limitation upon the amount or percentage of the total appreciation on which payment may be made.
10.5	Separation from Service. Unless otherwise provided in the Notification of Award:
(a)	If a Participant has a Separation from Service because of the Participant’s death, then any Stock Appreciation Right that has not expired or been terminated shall become exercisable in full and may be exercised by the Participant’s beneficiary at any time, or from time to time, within one year after the date of the Participant’s death.
(b)	If a Participant has a Separation from Service due to Disability, then any Stock Appreciation Right that has not expired or been terminated shall become exercisable in full, and the Participant or the Participant’s beneficiary may exercise such Stock Appreciation Right at any time, or from time to time, within one year after the Participant’s Separation from Service.
(c)	If a Participant has a Separation from Service on or after the Participant’s Retirement Date, then any Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three years after the Participant’s Separation from Service, but, unless otherwise provided in the Notification of Award, only to the extent that such Stock Appreciation Right was exercisable immediately prior to such Participant’s Separation from Service; provided, however, that if the Participant is an Non-Employee Director, the Stock Appreciation Right shall remain exercisable until the expiration of the Term after such Non-Employee Director ceases to be a member of the Board, but, unless otherwise provided in the Notification of Award, only to the extent that such Stock Appreciation Right was exercisable immediately prior to such Non-Employee Director ceasing to be a member of the Board.
(d)	If a Participant has a Separation from Service for any reason other than death or other than following his or her Disability or Retirement Date, then any Stock Appreciation Right that has not expired or been terminated shall, unless the Committee (or its delegate) shall otherwise provide in the Notification of Award, remain exercisable for three months after Separation from Service, but only to the extent that such Stock Appreciation Right was exercisable immediately prior to the Separation from Service; provided, however, that if the Participant is a Non-Employee Director, the Stock Appreciation Right shall remain exercisable until the expiration of the Term after such Non-Employee Director ceases to be a member of the Board, but only to the extent that such Stock Appreciation Right was exercisable immediately prior to such Non-Employee Director ceasing to be a member of the Board.

Notwithstanding the foregoing provisions, in no event shall a Stock Appreciation Right be exercisable after the expiration of the Term of such Award. Any Stock Appreciation Right that is not exercised within the periods set forth in the above provisions, except as otherwise provided by the Committee in the Notification of Award, shall terminate as of the end of the applicable period.

XI.	PERFORMANCE UNITS
11.1	Nature of Award. An Award of Performance Units shall consist of the right to receive Shares in the future provided that certain Performance Goals are satisfied during a Performance Period.
11.2	Terms and Conditions of Award. The Notification of Award shall describe the terms and conditions required to be satisfied in order for the Participant to be entitled to payment of the Shares subject to the Award, including the Performance Goals (and their target levels) to be satisfied as a condition of receiving the Award. In the case of Covered Employees, the requirements of Code Section 162(m), as described in Section 2.1(v), and other provisions of the Plan addressing Covered Employees, must be satisfied. The notification of Award shall also describe when delivery of the Shares subject to the Performance Units will occur should the Performance Goals be attained.
11.3	Determination of Award. Following the conclusion of each Performance Period, the Committee shall determine the extent to which (a) Performance Goals have been attained, and (b) the number of Shares payable with respect to the Award.

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11.4	No Rights of a Shareholder. Shares shall not be issued to the Participant until provided in the Notification of Award (or other document deferring receipt of the Shares, as may be permitted by the Committee).
11.5	Separation from Service. In general, a Participant must satisfy all of the terms and conditions of a Performance Unit Award in order to be entitled to receive the Shares subject to the Award. If a Participant Separates from Service before satisfaction of these terms and conditions, the Participant will immediately forfeit the Award. However, unless otherwise provided in the Notification of Award, if a Participant has a Separation from Service during the Performance Period because of the Participant’s death or Disability all restrictions shall lapse with respect to a number of Shares under the Award that has been prorated for the portion of the Term of the Award prior to the Participant’s Separation from Service. The Notification of Award may provide for other circumstances, including Separation from Service on or after reaching the Participant’s Retirement Date, under which the Participant may receive a prorated Award. Any Performance Units as to which restrictions do not lapse under the preceding sentences or under the Notification of Award shall terminate at the date of the Participant’s Separation from Service and such Performance Unit shall be forfeited to the Company.
11.6	Adjustments to Awards. The Notification of Award may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon the occurrence of certain events, which may, but need not include, without limitation, a Fundamental Change; a recapitalization; a change in the accounting practices of the Company; a change in the Participant’s title or employment responsibilities; the Participant’s death, Disability or Separation from Service or after the Participant’s Retirement Date or; with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 16. The Notification of Award also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive. In no event, however, shall a Performance Period be accelerated with respect to a Covered Employee unless the acceleration is a permitted acceleration under Code Section 162(m).
XII.	EFFECTIVE DATE AND DURATION OF THE PLAN
12.1	Effective Date. The Plan shall become effective as of July 1, 2013, if the Plan is approved by the requisite vote of Shareholders at the 2013 Annual Meeting of Shareholders or any adjournment thereof.
12.2	Duration of the Plan. The Plan shall remain in effect until all Stock subject to it shall be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Section 15, or June 30, 2023 (the “Termination Date”); provided, however, that Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Notification of Award or otherwise. No Award of an Incentive Stock Option shall be made more than ten years after the Effective Date (or such other limit as may be required by the Code). The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which the Award is made or granted.
XIII.	PLAN DOES NOT AFFECT EMPLOYMENT STATUS

Status as an Employee eligible to receive an Award under the Plan shall not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally. Nothing in the Plan or in any Notification of Award or related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or constitute any contract of employment or affect any right that the Company may have to change such person’s compensation, other benefits, job responsibilities, title, or to terminate the employment of such person with or without cause.

XIV.	TAX WITHHOLDING

The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may, in its discretion, require that the individual cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws; provided, however, that in the case of Share withholding the amount withheld may not exceed the amount determined by applying the Participant’s or beneficiary’s minimum statutory withholding rate.

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XV.	AMENDMENT, SUSPENSION, AND TERMINATION OF THE PLAN
15.1	In General. The Board may at any time and from time to time amend, suspend or terminate the Plan. Except as limited in Section 15.2 below, the Committee may at any time alter or amend any or all Notifications of Award under the Plan to the extent permitted by law.
15.2	Exceptions. No amendment, suspension or termination of the Plan will materially and adversely affect any right acquired by any Participant or beneficiary under an Award granted before the date of amendment, suspension or termination, unless otherwise agreed to by the Participant in the Notification of Award or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections 11.6 or 16 does not adversely affect these rights.
XVI.	ADJUSTMENT FOR CHANGES IN CAPITALIZATION

In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (b) the number and type of Shares (or other securities or other property) subject to outstanding Awards; and (c) the purchase or exercise price with respect to any Award, provided such change is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

XVII.	FUNDAMENTAL CHANGE

In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to take the following actions:

17.1	Substitution. If the Fundamental Change is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of Options, Stock Appreciation Rights and appropriate Stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or
17.2	Cancellation and Notice. At least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten (10) days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value per Share exceeds the purchase price per Share covered by such Option, or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 17.2, each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 17.2 if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled.

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XVIII.	FORFEITURES
18.1	Forfeiture. A Notification of Award may provide that if a Participant has received or been entitled to delivery of Shares pursuant to an Award within six months before the Participant’s Separation from Service with the Company, the Committee, in its sole discretion, may require the Participant to return or forfeit the Shares received with respect to the Award (or its economic value as of: (a) the date of the exercise of Options or Stock Appreciation Rights, (b) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions, or (c) the date on which the right of the Participant to payment with respect to Performance Units vests, as the case may be), in the event of certain occurrences specified in the Notification of Award. The Committee’s right to require forfeiture must be exercised within any period required by law. The occurrences may, but need not, include termination for “cause” (as defined in the Notification of Award or, if applicable, as defined in any employment agreement between the Participant and the Company), competition with the Company, unauthorized disclosure of material proprietary information of the Company, a violation of applicable business ethics policies of the Company, a violations of applicable law, or any other occurrence specified in the Notification of Award within the period or periods of time specified in the Notification of Award.
18.2	Required Clawback. The Company reserves the right to require a Participant to pay back to the Company any amount received under an Award under the Plan to the extent required by law, under any applicable listing standard or under any applicable clawback policy adopted by the Company.
XIX.	BENEFICIARY UPON PARTICIPANT’S DEATH

In the event that any interest in Company Stock is or becomes distributable under the plan at the time of the Participant’s death, such interest shall be distributed to the beneficiary or beneficiaries designated by the Participant. Such interest shall be distributed according to the terms of the Plan and the Notification of Award. In order for a beneficiary designation to be valid for purposes of the Plan, it must be completed and filed with the Company according to the rules established by the Company. If the Participant has not completed a beneficiary designation, or all such beneficiaries have predeceased the Participant, then any amount that becomes payable under the Plan by reason of the Participant’s death shall be paid to the personal representative of the Participant’s estate. If there is any question as to the legal right of any person to receive a distribution under the Plan by reason of the Participant’s death, the amount in question may, at the discretion of the Committee, be paid to the personal representative of the Participant’s estate, in which event the Company shall have no further liability to anyone with respect to such amount. This section 19 shall apply to all Awards granted under the Plan.

XX.	CORPORATE MERGERS, ACQUISITIONS, ETC.

The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other award granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

XXI.	UNFUNDED PLAN

Except with respect to Awards of Restricted Stock, the Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and a Participant or beneficiary. Except with respect to Awards of Restricted Stock, to the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

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XXII.	LIMITS OF LIABILITY
22.1	Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Notification of Award.
22.2	Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.
XXIII.	COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS

No certificate for Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time, or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed.

XXIV.	DEFERRALS AND SETTLEMENTS

The Committee may require or permit Participants to elect to defer the issuance of Shares under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

XXV.	OTHER BENEFIT AND COMPENSATION PROGRAMS

Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

XXVI.	REQUIREMENTS OF LAW

To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Iowa without regard to its conflicts-of-law principles and shall be construed accordingly. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

XXVII.	REPRICING; SHAREHOLDER APPROVAL

Except as provided in Plan Section 16, neither the Board nor any committee thereof shall cause the Company to adjust or amend the exercise price of any outstanding Award, whether through amendment, replacement grant, or other means, without the prior approval of the shareholders of the Company.

XXVIII.	COMPLIANCE WITH CODE SECTION 409A

Any benefit under the Plan that is or becomes subject to Code Section 409A is intended to comply with the requirements of Code Section 409A, and the benefit will be administered, and any Plan term governing such benefit will be interpreted, accordingly. Notwithstanding any other provision in the Plan or any Notification of Award to the contrary, if at the time of the Participant’s Separation from Service, the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, distributions made on account of the Participant’s Separation from Service that are subject to Code Section 409A may not be made before the date that is six months after Participant’s Separation from Service. In such instance, and notwithstanding the payment terms under an individual Notification of Award, distributions will commence on the first day of the seventh month following the Separation from Service and the first monthly distribution shall include the aggregate payments (if any) that were delayed pursuant to this paragraph. For purposes of this Plan, any series of installment payments to which a Participant may be entitled under any Award subject to 409A shall be treated as a right to a series of separate payments under Section 409A.

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XXIX.	DISPUTES
29.1	Claims Resolution; Initial Decision. Claims under the Plan shall be referred to the Company for initial decision. An initial decision shall be required as a condition precedent to mediation of any claim arising under the Plan, unless 30 days have passed after the claim has been referred to the Company with no decision having been rendered. The Company will review claims and within ten days of the receipt of a claim will take one or more of the following actions:
(a)	request additional supporting data from the claimant;
(b)	reject the claim in whole or in part;
(c)	approve the claim;
(d)	suggest a compromise; or
(e)	advise the claimant that the Company is unable to resolve the claim if the Company lacks sufficient information to evaluate the merits of the claim.

If the Company requests the claimant to provide a response to a claim or to furnish additional supporting data, the claimant shall respond within 10 days after receipt of such a request and shall either:

(a)	provide a response on the requested supporting data;
(b)	advise the Company when the supporting data will be furnished; or
(c)	advise the Company that no supporting data will be furnished.

Upon receipt of the response or supporting data, the Company will render an initial decision approving or rejecting the claim. The initial decision shall be final and binding on the parties, but subject to mediation and, if the Company and claimant fail to resolve their dispute through mediation, subject to binding arbitration.

29.2	Claims Resolution; Mediation. Either the Company or the claimant may file for mediation of the initial decision at any time, except that either the Company or the claimant may, within 30 days from the date of an initial decision, demand in writing that the other party file for mediation within 60 days of the initial decision. If such a demand is made and the party receiving the demand fails to file for mediation within the time required, then both parties waive their rights to mediate or pursue binding dispute resolution proceedings with respect to the initial decision.

If either the Company or the claimant files for mediation, the parties shall endeavor to resolve their claims by mediation, which, unless the parties mutually agree otherwise, shall be administered in accordance with the rules of the American Arbitration Association.

29.3	Claims Resolution; Binding Arbitration. Any claim subject to, but not resolved by mediation shall be subject to binding arbitration which, unless the parties mutually agree otherwise, shall be administered in accordance with the rules of the American Arbitration Association.

The decision rendered by the arbitrator or arbitrators shall be final, binding, enforceable and non-appealable, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Mediation and Arbitration shall be conducted in Dubuque, Iowa. Cost of mediation and arbitration shall be equitably allocated among the parties as determined by the mediator or arbitrator.

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FLEXSTEEL INDUSTRIES, INC.
P.O. BOX 77
DUBUQUE, IA 52004-0877

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63385-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLEXSTEEL INDUSTRIES, INC.			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:			All	All	Except

1.

To elect four (4) Class III Directors to serve until the year 2016 Annual Meeting and until their respective successors have been elected and qualified or until their earlier resignation, removal or termination.

			☐	☐	☐

Nominees:

01) Jeffrey T. Bertsch
02) Lynn J. Davis
03) Eric S. Rangen
04) Nancy E. Uridil

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2.	Advisory vote to approve executive compensation.		☐	☐	☐	4. To approve the Cash Incentive Compensation Plan.	☐	☐	☐

The Board of Directors recommends you vote 3 years on the following proposal:		3 Years	2 Years	1 Year	Abstain	5. To approve the Long-Term Incentive Compensation Plan.	☐	☐	☐

3.	Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐	6. To approve the Omnibus Stock Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M63386-TBD

FLEXSTEEL INDUSTRIES, INC. ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Flexsteel Industries, Inc., hereby appoints Thomas M. Levine and Robert J. Maricich, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the same number of shares which the undersigned is then entitled to vote at the Annual Meeting of the Shareholders of Flexsteel Industries, Inc., to be held on Monday, December 9, 2013 at 2:00 p.m. at the offices of Baker & McKenzie, 300 E. Randolph Street, Suite 5000, Chicago, Illinois 60601 and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side